UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/19

Item 1. Reports to Stockholders.

Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund
Franklin Ohio Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended August 31, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) left the federal funds rate unchanged for most of the period but implemented a much anticipated 25 basis-point reduction at its July meeting, in an effort to support ongoing economic growth, bringing the rate from 2.50% at the start of the period to 2.25% by period-end.

After the reporting period, the Fed reduced its key rate to 2.00% at its September meeting, citing weakened business investment and exports and muted inflation pressures, although the job market remained strong and economic activity continued to rise.

During the six-month period, the municipal bond market posted solid positive performance that outperformed the U.S. stock market but underperformed the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest rate declines, steady employment and the strength of the U.S. economy.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.
Chairman
Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the six months ended August 31, 2019. Continuing trade concerns, uncertainties about the prospects for global economic growth and speculations on major central banks’ future policy decisions led to volatility in domestic fixed income and equity securities. U.S. equities rose during the period, while fixed income assets such as municipal bonds and U.S. Treasuries rallied as interest rates moved in a downward trajectory. Municipal bonds performed well as favorable supply and demand dynamics, combined with interest-rate declines, led to an outperformance compared with the U.S. equity market, but an underperformance compared with the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.24% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +8.42% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +11.08% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, underperformed the fixed income markets with a +6.15% total return.1

Municipal bonds with longer maturities generally outperformed bonds with shorter maturities during the six-month period. High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +8.59% total return, compared with a +6.24% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal bond issuance during the six-month reporting period totaled approximately $188 billion, which represented a slight increase from the prior-year’s six-month period.2 Calendar-year 2019 municipal bond issuance through August was approximately $240 billion, which represented a 5% increase from the prior-year period.2

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25% at its July meeting, to 2.00%–2.25%, after leaving it unchanged during the first half of 2019. Although Fed Chair Jerome Powell said the first interest rate cut since December 2008 was intended to “insure against downside risks,” he did not indicate the beginning of a prolonged easing cycle. The Fed cited lingering uncertainties surrounding the economic and inflation outlook, and left the door open for modest additional easing.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	3

FRANKLIN TAX-FREE TRUST

Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to securities that produce high tax-free income, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, when interest rates fall, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. This excess income supports higher distribution rates and reinvestment rates for those investors taking advantage of tax-free compounding. Our turnover increases when rates rise, as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4	Semiannual Report	franklintempleton.com

Franklin Arizona Tax-Free Income Fund

This semiannual report for Franklin Arizona Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	5.80%

AA	57.66%

A	23.04%

BBB	8.02%

Refunded	4.11%

Not Rated	1.37%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.58 on February 28, 2019, to $11.07 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.2679 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.51% based on an annualization of August’s 2.4062 cents per share dividend

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.6600	2.8000	2.3000	2.9000	2.8800

April**	3.5000	3.6400	3.1400	3.7400	3.7200

May	2.6885	2.8173	2.3537	2.9451	2.9179

June	2.3810	2.5012	2.0785	2.6163	2.5929

July	2.6322	2.7769	2.2776	2.9096	2.8829

August	2.4062	2.5372	2.0767	2.6607	2.6358

Total	16.2679	17.0726	14.2265	17.7717	17.6295

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.84 cent per share supplemental distribution.

and the maximum offering price of $11.50 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Arizona personal income tax bracket of 45.34% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 52.

franklintempleton.com	Semiannual Report	5

FRANKLIN ARIZONA TAX-FREE INCOME FUND

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate decreased slightly from 5.1% in February 2019 to 5.0% at period-end, but remained higher than the 3.7% national rate.3 In the state’s housing market, which was significantly hurt by the most recent recession, home prices and foreclosure rates rose during the period.

Arizona concluded its fiscal year (FY) 2019 on June 30, 2019, with a budget surplus, which exceeded analysts’ expectations. Collections across the state’s major revenue categories were positive, with sales, individual income, and insurance premium tax collections making record contributions to general fund revenues. Highlights from Arizona’s FY 2020 budget include higher spending on K-12 education, the Arizona Health Care Cost Containment System, the Department of Child Safety and the Department of Economic Security compared to FY 2018. Also included were pay raises to teachers and public safety workers, and one-time funding to universities. Lawmakers expect sales and use taxes, and individual income tax collections to contribute significantly to revenue generation. The forecasted budget is structurally balanced, as ongoing revenues are projected to exceed ongoing spending in FY 2020. The proposed budget pays down debt, provides revenue-neutral tax relief to individuals and families, and adds to the Arizona’s Rainy Day Fund, bringing it to a record-high.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $559 per capita and 1.4% of personal income, compared with the national medians of $1,068 and 2.2%, respectively.4 Independent credit rating agency Moody’s Investor Service (Moody’s) assigned Arizona an issuer credit rating of Aa2 with a stable outlook.5 The rating reflected Moody’s view of Arizona’s long-term creditworthiness based on its positive economic trends, ample liquidity, and below average debt and pension levels. Moody’s further stated the restoration of structural balance, balanced against narrow reserves and constitutional restrictions, limits the state’s financial flexibility.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	25.55%

Higher Education	14.88%

Hospital & Health Care	14.76%

Tax-Supported	9.04%

Transportation	8.05%

Refunded**	7.87%

Other Revenue	6.33%

Housing	4.97%

Subject to Government Appropriations	4.69%

General Obligation	3.86%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,”6/3/19.

5. This does not indicate Moody’s rating of the Fund.

6	Semiannual Report	franklintempleton.com

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+6.21%	+2.23%

1-Year	+8.09%	+4.04%

5-Year	+18.37%	+2.64%

10-Year	+53.06%	+3.95%

Advisor

6-Month	+6.33%	+6.33%

1-Year	+8.24%	+8.24%

5-Year	+19.11%	+3.56%

10-Year	+54.59%	+4.45%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.51%	4.59%	1.26%	2.31%
Advisor	2.85%	5.21%	1.55%	2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	7

FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.162679

A1	$0.170726

C	$0.142265

R6	$0.177717

Advisor	$0.176295

Total Annual Operating Expenses8

Share Class
A	0.81%
Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Arizona personal income tax rate of 45.34%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8	Semiannual Report	franklintempleton.com

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,062.10	$4.20	$1,021.06	$4.12	0.81%
A1	$1,000	$1,063.00	$3.42	$1,021.82	$3.35	0.66%
C	$1,000	$1,059.20	$6.26	$1,019.05	$6.14	1.21%
R6	$1,000	$1,062.50	$2.75	$1,022.47	$2.69	0.53%
Advisor	$1,000	$1,063.30	$2.90	$1,022.32	$2.85	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	9

Franklin Colorado Tax-Free Income Fund

This semiannual report for Franklin Colorado Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	3.82%

AA	53.90%

A	18.86%

BBB	7.61%

Below Investment Grade	1.31%

Refunded	13.76%

Not Rated	0.74%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.32 on February 28, 2019, to $11.81 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 17.9783 cents per share for the reporting period.2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.58% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.9300	3.0800	2.5500	3.2000	3.1700

April**	4.1800	4.3300	3.8000	4.4500	4.4200

May	2.8575	2.9883	2.4740	3.1244	3.0861

June	2.4435	2.5746	2.1097	2.6954	2.6638

July	2.9301	3.0831	2.5403	3.2249	3.1889

August	2.6372	2.7804	2.2787	2.9107	2.8769

Total	17.9783	18.8364	15.7527	19.6054	19.4057

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.25 cent per share supplemental distribution.

annualization of August’s 2.6372 cents per share dividend and the maximum offering price of $12.27 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Colorado personal income tax bracket of 45.43% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.73% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 63.

10	Semiannual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

Colorado’s economy continued to strengthen during the six months under review. With a growing population and workforce, higher than average income levels, a stable housing market, low debt levels, relatively low cost of living and doing business, and a positive mix of technology and service industries, the state’s long-term economic outlook is favorable. Colorado’s job and population growth surpassed the national level during the period. Home prices rose and foreclosures remained low. Unemployment declined from 3.7% in February 2018 to 2.8% at period-end, which was lower than the 3.7% national rate.3

Colorado’s strong economy boosted revenue growth during the period. Despite positive revenue trends, reserves were narrow and pension liabilities were above average. At the end of Colorado’s fiscal year (FY) 2018–2019, the general fund balance grew and exceeded the Office of Planning and Budgeting’s June 2018 quarterly budget forecast. Strong tax collections also provided for increased funding for K-12 education, roads and public pension plans. In November, the governor presented a proposal for FY 2019–2020. Improved reserves aided in offsetting the strain of large unfunded pension liabilities and will remain a credit challenge for all Colorado school districts. The spending plan is slightly larger than the previous fiscal year’s budget. Highlights include increased funding for Colorado’s reserves and additional spending on education, water infrastructure and Medicaid.

Colorado’s net tax-supported debt was $484 per capita and 0.9% of personal income, compared with the $1,068 and 2.2% national medians, respectively.4 Independent credit rating agency Moody’s Investors Service assigned Colorado an issuer credit rating of Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s strong economic performance, higher-than-average income levels and low debt levels relative to other states. Headwinds included narrow reserves, pension liabilities above the national median, and constitutional restrictions and voter initiatives that constrain budgeting flexibility. The stable outlook is based on the state’s generally conservative fiscal practices as well as an economy that has continued to exhibit positive trends and debt levels that are expected to remain moderate.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	19.47%

Tax-Supported	17.28%

Refunded**	16.34%

Hospital & Health Care	12.61%

General Obligation	10.81%

Higher Education	8.91%

Subject to Government Appropriations	7.69%

Transportation	4.02%

Other Revenue	2.58%

Housing	0.29%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

franklintempleton.com	Semiannual Report	11

FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4
6-Month	+5.96%	+1.99%

1-Year	+7.66%	+3.62%

5-Year	+17.46%	+2.48%

10-Year	+51.86%	+3.87%

Advisor
6-Month	+6.09%	+6.09%

1-Year	+7.83%	+7.83%

5-Year	+18.14%	+3.39%

10-Year	+53.39%	+4.37%

Share Class	Distribution Rate	[5]	Taxable Equivalent Distribution Rate	[6]	30-Day Standardized Yield	[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.58%		4.73%		1.22%		2.24%
Advisor	2.93%		5.37%		1.51%		2.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

12	Semiannual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.179783

A1	$0.188364

C	$0.157527

R6	$0.196054

Advisor	$0.194057

Total Annual Operating Expenses8

Share Class
A	0.84%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Colorado personal income tax rate of 45.43%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of Colorado’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	13

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,059.60	$4.30	$1,020.96	$4.22	0.83%
A1	$1,000	$1,060.40	$3.52	$1,021.72	$3.46	0.68%
C	$1,000	$1,057.80	$6.36	$1,018.95	$6.24	1.23%
R6	$1,000	$1,061.10	$2.80	$1,022.42	$2.75	0.54%
Advisor	$1,000	$1,060.90	$3.00	$1,022.22	$2.95	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

14	Semiannual Report	franklintempleton.com

Franklin Connecticut Tax-Free Income Fund

This semiannual report for Franklin Connecticut Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	5.12%

AA	28.10%

A	45.11%

BBB	4.98%

Refunded	16.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.05 on February 28, 2019, to $10.29 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 17.0525 cents per share for the reporting period.2 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.71% based on an annualization of August’s 2.4166 cents per share dividend and the maximum offering price of $10.69 on August 31,

Dividend Distributions*

3/1/19–8/31/19

		Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.5000	2.6300	2.1600	2.7400	2.7100

April**	4.5300	4.6600	4.1900	4.7700	4.7400

May	2.6088	2.7339	2.2815	2.8582	2.8185

June	2.3160	2.4297	2.0138	2.5401	2.5066

July	2.6811	2.8160	2.3300	2.9449	2.9065

August	2.4166	2.5391	2.0946	2.6580	2.6226

Total	17.0525	17.8087	15.0699	18.5112	18.3042

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 2.03 cent per share supplemental distribution.

2019. An investor in the 2019 maximum combined effective federal and Connecticut personal income tax bracket of 47.79% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.19% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 73.

franklintempleton.com	Semiannual Report	15

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

State Update

Connecticut’s economy grew during the six months under review. The state remained among the nation’s wealthiest, with strong per-capita income well above the national levels. During the period under review, home prices rose and the foreclosure rate declined. Connecticut’s unemployment rate fell from 3.8% in February 2019 to 3.6% at period-end, which was lower than the 3.7% national rate.3

Connecticut ended its fiscal year (FY) 2019 on June 30, 2019, with a budget surplus which was lower than May 2019’s projections. The surplus, however, was achieved through better-than-expected revenues collected from personal income tax withholding and a pass-through entity tax. In June 2019, the governor signed the FY 2020–2021 biennial budget, which included increased spending on education, workforce development and health care, without any changes to tax rates or significant cuts to essential services. The adopted budget is structurally balanced and does not use one-time revenue measures.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.4% of personal income and $6,802 per capita, compared with the national medians of 2.2% and $1,068, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) affirmed Connecticut’s general obligation debt at A1 with a stable outlook.5 The rating reflected Moody’s view of the state’s high income levels, strong governance and significantly improved liquidity, offset by high fixed costs relative to the state’s budget. According to Moody’s, Connecticut’s challenges include a lagging economy, demographic weakness, significant additional leverage, rapid acceleration of revenue, and declining liquidity position. The outlook reflected Moody’s belief of the state’s strong provisions to promote fiscal discipline.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition

8/31/19

% of Total Investments*

Hospital & Health Care	33.18%

Higher Education	24.22%

Utilities	17.82%

Refunded**	16.69%

Transportation	4.68%

General Obligation	2.25%

Housing	0.93%

Other Revenue	0.23%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

16	Semiannual Report	franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return[2]

A3,4

6-Month	+4.12%		+0.21%

1-Year	+5.80%		+1.83%

5-Year	+11.79%		+1.48%

10-Year	+38.88%		+2.94%

Advisor

6-Month	+4.25%		+4.25%

1-Year	+6.07%		+6.07%

5-Year	+12.55%		+2.39%

10-Year	+40.32%		+3.45%

Share Class	Distribution Rate	[5]	Taxable Equivalent Distribution Rate	[6]	30-Day Standardized Yield	[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.71%		5.19%		1.05%		2.01%
Advisor	3.06%		5.86%		1.34%		2.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	17

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.170525

A1	$0.178087

C	$0.150699

R6	$0.185112

Advisor	$0.183042

Total Annual Operating Expenses8

Share Class
A	0.92%
Advisor	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Connecticut personal income tax rate of 47.79%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

18	Semiannual Report	franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,041.20	$4.72	$1,020.51	$4.67	0.92%
A1	$1,000	$1,042.00	$3.95	$1,021.27	$3.91	0.77%
C	$1,000	$1,038.80	$6.76	$1,018.50	$6.70	1.32%
R6	$1,000	$1,042.70	$3.23	$1,021.97	$3.20	0.63%
Advisor	$1,000	$1,042.50	$3.44	$1,021.77	$3.40	0.67%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	19

Franklin Michigan Tax-Free Income Fund

This semiannual report for Franklin Michigan Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	9.32%

AA	71.83%

A	15.34%

BBB	0.92%

Refunded	2.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.31 on February 28, 2019, to $11.86 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.1733 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.34% based on an annualization of August’s 2.4016 cents per share dividend and the maximum offering price of $12.32 on August 31,

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.5100	2.6600	2.1300	2.7800	2.7500

April**	3.8600	4.0100	3.4800	4.1300	4.1000

May	2.5193	2.6650	2.1631	2.8164	2.7718

June	2.2291	2.3644	1.9024	2.5000	2.4620

July	2.6533	2.8074	2.2677	2.9647	2.9216

August	2.4016	2.5427	2.0447	2.6902	2.6491

Total	16.1733	17.0495	13.9879	17.8813	17.6545

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.35 cent per share supplemental distribution.

2019. An investor in the 2019 maximum combined effective federal and Michigan personal income tax bracket of 45.05% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.26% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 92.

20	Semiannual Report	franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

State Update

Michigan’s economy generally expanded during the six months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. Michigan’s unemployment rate rose from 4.0% in February 2019 to 4.2% at period-end, higher than the 3.7% national average.3 The housing market was positive, as home prices rose and the foreclosure rate remained below the national rate during the period.

In May 2019, lawmakers revised fiscal year (FY) 2018–19 general fund revenue estimates upwards compared to the January consensus forecast, mainly due to growth in corporate income, sales and individual income tax collections, which was partly offset by revenue reductions under the 2015 transportation package. In June 2019, the state house passed the FY 2020 budget, which focused on infrastructure, schools, local community services, higher wages and cleaner water, without raising taxes. Other highlights included increased spending on support programs for abused children.

Michigan maintained relatively low debt levels, with net tax-supported debt at $630 per capita and 1.4% of personal income, compared with the national medians of $1,068 and 2.2%, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Michigan’s general obligation debt at Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s economic improvement since the last recession, relatively low net tax-supported debt burden and strong available liquidity. According to Moody’s, the state’s challenges included continued exposure to the auto manufacturing industry, exposure to financially stressed local governments and financial responsibility for a portion of the state-wide teacher’s pension plan. The outlook reflected Moody’s view of Michigan’s diversified economy and its governance practices that enable the state to respond rapidly to developing economic or fiscal challenges.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

8/31/19

% of Total Investments*

General Obligation	38.06%

Hospital & Health Care	23.63%

Higher Education	17.01%

Utilities	10.56%

Subject to Government Appropriations	5.24%

Refunded**	3.56%

Transportation	1.94%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

franklintempleton.com	Semiannual Report	21

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+6.33%	+2.35%

1-Year	+8.63%	+4.55%

5-Year	+16.37%	+2.29%

10-Year	+44.01%	+3.32%

Advisor

6-Month	+6.36%	+6.36%

1-Year	+8.69%	+8.69%

5-Year	+17.01%	+3.19%

10-Year	+45.46%	+3.82%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.34%	4.26%	1.22%	2.22%
Advisor	2.68%	4.88%	1.51%	2.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

22	Semiannual Report	franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.161733

A1	$0.170495

C	$0.139879

R6	$0.178813

Advisor	$0.176545

Total Annual Operating Expenses8

Share Class
A	0.83%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Michigan personal income tax rate of 45.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	23

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,063.30	$4.25	$1,021.01	$4.17	0.82%
A1	$1,000	$1,063.30	$3.47	$1,021.77	$3.40	0.67%
C	$1,000	$1,061.30	$6.32	$1,019.00	$6.19	1.22%
R6	$1,000	$1,063.80	$2.75	$1,022.47	$2.69	0.53%
Advisor	$1,000	$1,063.60	$2.96	$1,022.27	$2.90	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

24	Semiannual Report	franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

This semiannual report for Franklin Minnesota Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	21.17%

AA	59.30%

A	14.85%

BBB	0.11%

Refunded	4.31%

Not Rated	0.26%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.10 on February 28, 2019, to $12.63 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.1381 cents per share for the reporting period.2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.22% based on an annualization of August’s 2.4295 cents per share dividend and the maximum offering price of $13.12 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Minnesota personal income tax bracket of 50.65% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.50% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.7200	2.8800	2.3200	3.0300	2.9800

April**	3.1900	3.3500	2.7900	3.5000	3.4500

May	2.6583	2.8147	2.2665	2.9803	2.9226

June	2.3751	2.5161	2.0128	2.6632	2.6148

July	2.7652	2.9338	2.3442	3.1060	3.0498

August	2.4295	2.5841	2.0403	2.7424	2.6906

Total	16.1381	17.0787	13.7738	18.0219	17.7078

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.47 cent per share supplemental distribution.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 92.

franklintempleton.com	Semiannual Report	25

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

State Update

Minnesota’s broad-based economy generally expanded during the six months under review, although growth continued to lag the nation’s. Although the state’s unemployment rate increased from 3.1% in February 2019 to 3.3% at period-end, it remained significantly lower than the 3.7% national average.3 Overall, Minnesota’s labor force participation slightly increased during the review period. Home prices and the issuance of building permits rose. Minnesota’s foreclosure rate marginally increased, but remained lower than the national rate.

The state ended its fiscal year (FY) 2019 on June 30, 2019, with general fund revenues that exceeded February 2019 projections due to strong tax collections. The enacted budget for FY 2020–2021, which was higher than the prior budget, included higher spending on education, health and human services, community improvements, transportation, public safety, housing and government funding. Other features included an income tax rate cut in the second bracket, no increases in the gas tax and a permanent extension of a tax on health care providers, although at a marginally reduced rate.

Minnesota’s net tax-supported debt was 2.6% of personal income and $1,415 per capita, compared with the national medians of 2.2% and $1,068, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) maintained its AAA rating of Minnesota’s general obligation debt with a stable outlook.5 The rating reflected S&P’s view of the state’s strong financial performance, structural budget management and expected decrease in pension liabilities. The rating also reflected S&P’s view of Minnesota’s diverse economy and moderate debt burden. The outlook reflected S&P’s view of Minnesota’s improved budget financial position and the pension reform bill passed in 2018.

Portfolio Composition

8/31/19

% of Total Investments*

General Obligation	35.59%

Hospital & Health Care	16.61%

Utilities	15.74%

Higher Education	10.11%

Refunded**	8.03%

Transportation	7.08%

Subject to Government Appropriations	2.95%

Housing	2.56%

Other Revenue	1.09%

Tax-Supported	0.24%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

26	Semiannual Report	franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.75%	+1.78%

1-Year	+7.95%	+3.90%

5-Year	+15.62%	+2.16%

10-Year	+44.45%	+3.35%

Advisor

6-Month	+5.96%	+5.96%

1-Year	+8.21%	+8.21%

5-Year	+16.47%	+3.10%

10-Year	+46.25%	+3.87%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.22%	4.50%	1.07%	2.17%
Advisor	2.55%	5.17%	1.34%	2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	27

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.161381

A1	$0.170787

C	$0.137738

R6	$0.180219

Advisor	$0.177078

Total Annual Operating Expenses[8]

Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Minnesota personal income tax rate of 50.65%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

28	Semiannual Report	franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,057.50	$4.29	$1,020.96	$4.22	0.83%
A1	$1,000	$1,059.10	$3.52	$1,021.72	$3.46	0.68%
C	$1,000	$1,056.50	$6.36	$1,018.95	$6.24	1.23%
R6	$1,000	$1,059.80	$2.74	$1,022.47	$2.69	0.53%
Advisor	$1,000	$1,059.60	$3.00	$1,022.22	$2.95	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	29

Franklin Ohio Tax-Free Income Fund

This semiannual report for Franklin Ohio Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	6.84%

AA	65.61%

A	17.66%

Refunded	9.89%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.49 on February 28, 2019, to $13.03 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 18.2496 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.51% based on an annualization of August’s 2.8342 cents per share dividend and the maximum offering price of $13.54 on August 31, 2019. An investor in the 2019 maximum combined effective

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	3.0700	3.2300	2.6400	3.3700	3.3300

April**	3.5500	3.7100	3.1200	3.8500	3.8100

May	3.0098	3.1521	2.5870	3.3085	3.2636

June	2.6356	2.7729	2.2613	2.9123	2.8741

July	3.1500	3.3217	2.7235	3.4854	3.4410

August	2.8342	2.9921	2.4412	3.1431	3.1020

Total	18.2496	19.1788	15.7730	20.0693	19.8207

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.48 cent per share supplemental distribution.

federal and Ohio personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.63% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s broad and diverse economy continued to expand during the period under review. The state’s housing market

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 104.

30	Semiannual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

improved, as home sales and prices rose. Improved demographic trends also contributed to stronger economic growth. Overall population growth, however, remained slow. Although employers in the state have added jobs, they have been doing it at a slower pace than the U.S. economy. Ohio’s unemployment rate decreased from 4.6% in February 2019 to 4.1% by period-end, which was higher than the national rate of 3.7%.3

Ohio ended its fiscal year (FY) 2019 on June 30, 2019, with higher-than-estimated general revenue fund (GRF) collections, largely aided by tax and non-federal revenues that exceeded projections and lower-than-expected Medicaid spending. In June 2019, the state’s governor signed the FY 2020 budget that included increased spending on child health care, K-12 education, public libraries, local governments, economic developments and also provided funding for the H2Ohio fund for safe and clean water resources. Other highlights included a reduction in income taxes, including the number of tax brackets, the statutory exclusion of Supplemental Executive Retirement Plans from municipal taxation and the imposition of sales taxes on online sales and vendors. Ohio’s enacted budget is furnished with healthy revenue projections, led by higher-than-estimated tax collections.

Ohio’s net tax-supported debt was $1,156 per capita and 2.5% of personal income compared with the $1,068 and 2.2% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management and continued focus on initiatives to support economic development and growth. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, improved revenue and budget performance, moderate debt levels, and significant pension reform changes coupled with a steady progress in funding other postemployment benefits.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative,

Portfolio Composition

8/31/19

% of Total Investments*

General Obligation	43.13%

Higher Education	13.99%

Refunded**	10.78%

Utilities	10.69%

Hospital & Health Care	10.07%

Transportation	3.83%

Subject to Government Appropriations	3.47%

Other Revenue	2.81%

Tax-Supported	1.23%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com	Semiannual Report	31

FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4
6-Month	+5.82%	+1.85%

1-Year	+7.88%	+3.84%

5-Year	+19.85%	+2.90%

10-Year	+49.57%	+3.71%

Advisor
6-Month	+5.95%	+5.95%

1-Year	+8.14%	+8.14%

5-Year	+20.63%	+3.82%

10-Year	+51.30%	+4.23%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.51%	4.63%	1.22%	2.25%
Advisor	2.85%	5.26%	1.51%	2.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

32	Semiannual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.182496

A1	$0.191788

C	$0.157730

R6	$0.200693

Advisor	$0.198207

Total Annual Operating Expenses[8]
Share Class
A	0.80%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Ohio personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	33

FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,058.20	$4.14	$1,021.11	$4.06	0.80%
A1	$1,000	$1,058.20	$3.36	$1,021.87	$3.30	0.65%
C	$1,000	$1,055.40	$6.20	$1,019.10	$6.09	1.20%
R6	$1,000	$1,059.70	$2.64	$1,022.57	$2.59	0.51%
Advisor	$1,000	$1,059.50	$2.85	$1,022.37	$2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

34	Semiannual Report	franklintempleton.com

Franklin Oregon Tax-Free Income Fund

This semiannual report for Franklin Oregon Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	9.18%

AA	69.44%

A	9.46%

BBB	4.48%

Below Investment Grade	1.75%

Refunded	5.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-.The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.37 on February 28, 2019, to $11.83 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.6681 cents per share for the reporting period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.34% based on an annualization of August’s 2.3970 cents per share dividend

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.8500	3.0000	2.4700	3.1200	3.0900

April**	3.6600	3.8100	3.2800	3.9300	3.9000

May	2.6698	2.8140	2.3135	2.9442	2.9157

June	2.3730	2.5036	2.0444	2.6207	2.5965

July	2.7183	2.8736	2.3345	3.0109	2.9821

August	2.3970	2.5398	2.0416	2.6664	2.6400

Total	16.6681	17.5410	14.4840	18.2922	18.1243

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.81 cent per share supplemental distribution.

and the maximum offering price of $12.29 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Oregon personal income tax bracket of 50.70% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.75% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 116.

franklintempleton.com	Semiannual Report	35

FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s economy continued to expand during the six months under review. The state’s job market continued to grow and expanded faster than the nation’s. This growth was largely due to strength in the technology sector during the period. Oregon has a high concentration of semiconductor manufacturing companies. The state’s personal income growth increased along with population growth. The unemployment rate decreased from 4.4% in February 2019 to 4.0% at period-end, but remained higher than the 3.7% national average.3

Oregon currently has two general reserve accounts, the Oregon Rainy Day Fund, which includes the ending balance of general fund; and the Education Stability Fund, which includes lottery funds. By the end of the Fiscal Year (FY) 2017–2019 biennium, the state’s general fund tax collections continued to deliver strong growth, largely due to higher-than-expected personal income and corporate tax collections. However, the gross general fund revenues for the FY 2019–2021 biennium are expected to grow at a lower rate than forecasted in May 2019, due to enacted tax laws in 2019 leading to lower collections from personal and corporate income taxes. In June 2019, the state adopted the FY 2019–2021 biennium budget, which was larger than the prior biennium’s and included significantly increased spending on higher education, foster care, public safety and human services, including Medicaid and growth in pension contributions. Other highlights included paid family and medical leave to low-income workers, regulations on diesel emissions and a measure that will allow for the construction of more affordable housing.

Oregon’s net tax-supported debt was 4.0% of personal income and $1,921 per capita, compared with the national medians of 2.2% and $1,068, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Oregon’s general obligation debt rating at AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, strong budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes, albeit with demonstrated stability in recent years and a constitutional requirement to provide

Portfolio Composition

8/31/19

% of Total Investments*

General Obligation	38.97%

Hospital & Health Care	15.61%

Transportation	9.46%

Utilities	9.17%

Higher Education	7.98%

Refunded**	7.12%

Housing	5.56%

Other Revenue	2.97%

Tax-Supported	1.81%

Subject to Government Appropriations	1.35%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected its view that Oregon’s finances are poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

36	Semiannual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	37

FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.55%	+1.59%

1-Year	+7.44%	+3.41%

5-Year	+17.29%	+2.45%

10-Year	+46.54%	+3.50%

Advisor

6-Month	+5.77%	+5.77%

1-Year	+7.61%	+7.61%

5-Year	+18.05%	+3.37%

10-Year	+48.24%	+4.02%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.34%	4.75%	1.19%	2.41%
Advisor	2.68%	5.44%	1.49%	3.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

38	Semiannual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.166681

A1	$0.175410

C	$0.144840

R6	$0.182922

Advisor	$0.181243

Total Annual Operating Expenses8

Share Class
A	0.80%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Oregon personal income tax rate of 50.70%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	39

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,055.50	$4.13	$1,021.11	$4.06	0.80%
A1	$1,000	$1,056.30	$3.36	$1,021.87	$3.30	0.65%
C	$1,000	$1,053.60	$6.19	$1,019.10	$6.09	1.20%
R6	$1,000	$1,057.00	$2.69	$1,022.52	$2.64	0.52%
Advisor	$1,000	$1,057.70	$2.84	$1,022.37	$2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

40	Semiannual Report	franklintempleton.com

Franklin Pennsylvania Tax-Free Income Fund

This semiannual report for Franklin Pennsylvania Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	0.11%

AA	42.93%

A	31.50%

BBB	6.98%

Below Investment Grade	1.96%

Refunded	14.90%

Not Rated	1.62%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $9.73 on February 28, 2019, to $10.04 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.2054 cents per share for the reporting period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.69% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.8200	2.9500	2.4900	3.0600	3.0300

April**	3.3900	3.5200	3.0600	3.6300	3.6000

May	2.6971	2.8242	2.4081	2.9464	2.9116

June	2.3188	2.4315	2.0381	2.5401	2.5113

July	2.6435	2.7771	2.3166	2.9042	2.8708

August	2.3360	2.4579	2.0339	2.5742	2.5435

Total	16.2054	16.9607	14.3467	17.6549	17.4672

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.57 cent per share supplemental distribution.

annualization of August’s 2.3360 cents per share dividend and the maximum offering price of $10.43 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Pennsylvania personal income tax bracket of 43.87% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.79% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 128.

franklintempleton.com	Semiannual Report	41

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Commonwealth Update

Pennsylvania’s large and diverse economy continued to show signs of growth during the six months under review. The current economic expansion is now the second longest in U.S. history. However, the commonwealth’s minimal reserve balance is underfunded and could leave Pennsylvania unprepared for an economic downturn should one arise. The commonwealth’s employment growth rate continued to climb and was almost on par with the nation. The health care sector in particular, experienced strong growth during the period to accommodate Pennsylvania’s aging population. The commonwealth’s housing market continued to have mixed results. Home prices rose and foreclosures reached their lowest levels since before the recession. However, Pennsylvania still has one of the nation’s highest foreclosure rates. Pennsylvania’s unemployment rate slightly declined from 4.0% in February 2018 to 3.9% at period-end, which was higher than the 3.7% national rate.3

In June 2019, the governor signed the budget for fiscal year (FY) 2019–2020 into law. With narrow reserves and slow revenue growth, the state has relied upon a stable pool of liquidity from which it can borrow, if needed. Leverage ratios exceed state medians but remain far below many of Pennsylvania’s peers. The commonwealth shifted Medicaid costs off budget. Increasing Medicaid costs, large unfunded pension liabilities and limited revenue growth continued to undermine Pennsylvania’s fiscal health. The increase in spending was supported by a projected increase in revenue collections made possible by a new sports betting tax and an extension of existing online sales taxes. New online sales tax rules and increased job growth helped tax collections in FY 2018–2019 grow and slightly exceed lawmakers’ estimates. Near period-end, the governor issued his budget proposal for FY 2019–2020. The plan does not call for new taxes and proposes a slight increase in spending compared to the previous year’s budget. Highlights include transfers from the commonwealth’s reserves, a fee for communities that use the state police force, a higher minimum wage and additional spending on education.

Pennsylvania has moderate debt levels, above the national medians. The commonwealth’s net tax-supported debt was 3.0% of personal income and $1,577 per capita, compared with the 2.2% and $1,068 national medians.4 Independent credit rating agency Moody’s Investors Service affirmed

Pennsylvania’s general obligation debt rating of Aa3, with a stable outlook.5 The rating reflected Moody’s view of the commonwealth’s large and diverse economy balanced against its below average job and revenue growth. The stable outlook reflected Moody’s expectation that Pennsylvania’s credit challenges will not lead to a near-term change in its rating. Moody’s also believed that although the commonwealth’s measures of fund balance, including structural balance and governance, are weaker than most states, its current rating also acknowledges sound liquidity available to support operations and capacity to borrow.

Portfolio Composition

8/31/19

% of Total Investments*

Higher Education	22.58%

Hospital & Health Care	22.23%

Refunded**	19.00%

Utilities	16.21%

General Obligation	8.58%

Transportation	4.43%

Housing	3.46%

Subject to Government Appropriations	2.83%

Other Revenue	0.68%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

42	Semiannual Report	franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	43

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+4.89%	+0.95%

1-Year	+6.19%	+2.21%

5-Year	+15.76%	+2.19%

10-Year	+47.61%	+3.57%

Advisor

6-Month	+5.01%	+5.01%

1-Year	+6.56%	+6.56%

5-Year	+16.63%	+3.12%

10-Year	+49.45%	+4.10%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.69%	4.79%	1.17%	2.08%
Advisor	3.03%	5.40%	1.48%	2.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 45 for Performance Summary footnotes.

44	Semiannual Report	franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.162054

A1	$0.169607

C	$0.143467

R6	$0.176549

Advisor	$0.174672

Total Annual Operating Expenses8

Share Class
A	0.83%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Pennsylvania personal income tax rate of 43.87%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of Pennsylvania’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	45

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,048.90	$4.22	$1,021.01	$4.17	0.82%
A1	$1,000	$1,049.70	$3.45	$1,021.77	$3.40	0.67%
C	$1,000	$1,047.30	$6.28	$1,019.00	$6.19	1.22%
R6	$1,000	$1,050.30	$2.73	$1,022.47	$2.69	0.53%
Advisor	$1,000	$1,050.10	$2.94	$1,022.27	$2.90	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

46	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Arizona Tax-Free Income Fund

	Six Months Ended	Year Ended
	August 31, 2019	February 28,
	(unaudited)	2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.58	$10.52

Income from investment operations[b]:

Net investment income[c]	0.15	0.16

Net realized and unrealized gains (losses)	0.50	0.05

Total from investment operations	0.65	0.21

Less distributions from:

Net investment income	(0.16)	(0.15)

Net asset value, end of period	$11.07	$10.58

Total return[d]	6.21%	2.09%

Ratios to average net assets[e]

Expenses[f]	0.81%	0.81%

Net investment income	2.84%	3.12%

Supplemental data

Net assets, end of period (000’s)	$86,827	$44,516

Portfolio turnover rate	5.63%	18.13%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019			Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.56		$10.58	$10.78	$11.07	$11.22	$10.80

Income from investment operations[b]:
Net investment income[c]	0.16		0.34	0.37	0.38	0.41	0.43

Net realized and unrealized gains (losses)	0.50		(0.01)	(0.19)	(0.29)	(0.15)	0.42

Total from investment operations	0.66		0.33	0.18	0.09	0.26	0.85

Less distributions from:

Net investment income	(0.17)		(0.35)	(0.38)	(0.38)	(0.41)	(0.43)

Net asset value, end of period	$11.05		$10.56	$10.58	$10.78	$11.07	$11.22

Total return[d]	6.30%		3.18%	1.62%	0.77%	2.39%	7.98%

Ratios to average net assets[e]

Expenses	0.66%	[f]	0.66% [f]	0.65%	0.63%	0.62%	0.62%

Net investment income	2.99%		3.27%	3.39%	3.47%	3.69%	3.93%

Supplemental data

Net assets, end of period (000’s)	$683,915		$661,250	$737,426	$769,835	$799,510	$815,973

Portfolio turnover rate	5.63%		18.13%	17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.75		$10.75	$10.95	$11.24	$11.39	$10.96

Income from investment operations[b]:

Net investment income[c]	0.13		0.29	0.31	0.33	0.35	0.38

Net realized and unrealized gains (losses)	0.50		(—)[d]	(0.20)	(0.30)	(0.15)	0.42

Total from investment operations	0.63		0.29	0.11	0.03	0.20	0.80

Less distributions from:

Net investment income	(0.14)		(0.29)	(0.31)	(0.32)	(0.35)	(0.37)

Net asset value, end of period	$11.24		$10.75	$10.75	$10.95	$11.24	$11.39

Total return[e]	5.92%		2.74%	1.03%	0.19%	1.79%	7.36%

Ratios to average net assets[f]

Expenses	1.21%	[g]	1.21% [g]	1.20%	1.18%	1.17%	1.17%

Net investment income	2.44%		2.72%	2.84%	2.92%	3.14%	3.38%

Supplemental data

Net assets, end of period (000’s)	$80,485		$77,216	$105,010	$118,381	$113,370	$107,612

Portfolio turnover rate	5.63%		18.13%	17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	49

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.60		$10.60	$10.84

Income from investment operations[b]:

Net investment income[c]	0.17		0.36	0.22

Net realized and unrealized gains (losses)	0.49		(—)[d]	(0.24)

Total from investment operations	0.66		0.36	(0.02)

Less distributions from:

Net investment income	(0.18)		(0.36)	(0.22)

Net asset value, end of period	$11.08		$10.60	$10.60

Total return[e]	6.25%		3.48%	(0.18)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.54%		0.55%	0.53%

Expenses net of waiver and payments by affiliates	0.53%	[g]	0.53% [g]	0.51%

Net investment income	3.12%		3.40%	3.53%

Supplemental data

Net assets, end of period (000’s)	$15,664		$12,562	$10,816

Portfolio turnover rate	5.63%		18.13%	17.47%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

50	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.60		$10.61	$10.81	$11.10	$11.25	$10.83

Income from investment operations[b]:

Net investment income[c]	0.17		0.36	0.38	0.40	0.42	0.45

Net realized and unrealized gains (losses)	0.50		(0.01)	(0.19)	(0.30)	(0.15)	0.41

Total from investment operations	0.67		0.35	0.19	0.10	0.27	0.86

Less distributions from:

Net investment income	(0.18)		(0.36)	(0.39)	(0.39)	(0.42)	(0.44)

Net asset value, end of period	$11.09		$10.60	$10.61	$10.81	$11.10	$11.25

Total return[d]	6.33%		3.36%	1.72%	0.86%	2.48%	8.07%

Ratios to average net assets[e]

Expenses	0.56%	[f]	0.56% [f]	0.55%	0.53%	0.52%	0.52%

Net investment income	3.09%		3.37%	3.49%	3.57%	3.79%	4.03%

Supplemental data

Net assets, end of period (000’s)	$111,842		$90,140	$86,795	$90,707	$57,674	$48,670

Portfolio turnover rate	5.63%		18.13%	17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	51

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Arizona Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.7%
Arizona 95.3%
Arizona Board of Regents Arizona State University System Revenue,
Green Bonds, Refunding, Series B, 5.00%, 7/01/43	$4,005,000	$4,901,279
Green Bonds, Series B, 5.00%, 7/01/42	2,000,000	2,405,960
Refunding, Series B, 5.00%, 7/01/41	14,070,000	16,523,527
Series C, 5.00%, 7/01/46	10,000,000	11,973,400
Series D, 5.00%, 7/01/41	5,000,000	5,871,900
Series D, 5.00%, 7/01/46	5,000,000	5,843,950
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,557,962
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,852,794
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,747,351
Arizona Board of Regents COP, University of Arizona Projects, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,653,878
Arizona Board of Regents Northern Arizona University Speed Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,697,778
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,572,800
Arizona Board of Regents Northern Arizona University System Revenue,
Refunding, 5.00%, 6/01/40	7,365,000	8,419,521
Refunding, 5.00%, 6/01/44	8,005,000	9,111,931
Arizona Board of Regents University of Arizona System Revenue,
Green Bonds, Series A, 5.00%, 6/01/42	2,000,000	2,542,600
Refunding, 5.00%, 6/01/39	2,750,000	3,317,792
Series A, 5.00%, 6/01/43	5,000,000	6,231,250
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,369,725
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,276,730
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/42	8,000,000	8,584,240
Arizona Health Facilities Authority Revenue,
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,248,400
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,544,100
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	17,247,000
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,898,791
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/42	2,045,000	2,389,910
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/51	1,080,000	1,251,180
Arizona Agribusiness and Equine Center Inc. Project, Credit Enhanced, Series A, 5.00%, 3/01/48	1,555,000	1,853,622
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/47	3,350,000	3,908,478
Arizona IDA National Charter School Revolving Loan Fund Revenue,
Equitable School Revolving Fund, Series A, 5.00%, 11/01/37	510,000	628,866
Equitable School Revolving Fund, Series A, 5.00%, 11/01/38	1,630,000	2,004,884
Equitable School Revolving Fund, Series A, 5.00%, 11/01/39	1,000,000	1,226,980
Equitable School Revolving Fund, Series A, 5.00%, 11/01/44	6,645,000	8,106,501
Equitable School Revolving Fund, Series A, 4.00%, 11/01/49	1,770,000	1,958,735
Arizona IDA Student Housing Revenue,
Provident Group - NCCU Properties LLC - North Carolina Central University Project, Series A, 5.00%, 6/01/54	3,240,000	3,863,830
Provident Group - NCCU Properties LLC - North Carolona Central University Project, Series A, 5.00%, 6/01/49	3,095,000	3,717,869

52	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding, Series A, 5.00%, 7/01/36	$3,160,000	$3,366,348
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,526,520
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	5,872,214
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,106,150
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,063,690
Arizona State IDA Senior Living Revenue,
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/38	1,175,000	1,384,138
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/43	3,000,000	3,478,050
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/54	1,375,000	1,569,659
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.00%, 1/01/43	1,000,000	1,131,290
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.00%, 1/01/49	1,500,000	1,682,265
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.125%, 1/01/54	1,000,000	1,127,810
Arizona State Lottery Revenue,
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/28	15,540,000	15,735,338
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	7,594,275
Arizona State University Revenue, System, Green Bonds, Series A, 5.00%, 7/01/43	2,100,000	2,677,122
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	11,735,800
Refunding, 5.00%, 7/01/36	8,680,000	10,579,184
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,294,985
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	10,710,100
Central Arizona Water Conservation District Water Delivery O and M Revenue, Central Arizona Project, 5.00%, 1/01/34	1,000,000	1,205,600
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,390,674
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,121,150
Midwestern University, 5.125%, 5/15/40	10,000,000	10,241,800
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,767,090
Senior Living, Royal Oaks Life Care Community, Refunding, 5.00%, 5/15/39	2,000,000	2,287,620
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,254,480
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,212,646
Goodyear Water and Sewer Revenue,
Obligation, sub. lien, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,070,440
Obligation, sub. lien, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,612,950
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	17,601,450
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,725,174
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	5,801,414
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	14,170,326
Maricopa County IDA, MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	775,000	775,845

franklintempleton.com	Semiannual Report	53

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Maricopa County IDA Education Revenue,
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/37	$1,000,000	$1,204,570
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/52	1,000,000	1,180,890
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,286,130
Reid Traditional Schools Projects, 5.00%, 7/01/47	3,325,000	3,756,917
Maricopa County IDA Hospital Revenue,
HonorHealth, Refunding, Series A, 5.00%, 9/01/37	4,025,000	4,902,088
HonorHealth, Refunding, Series A, 5.00%, 9/01/42	4,000,000	4,823,320
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,782,100
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	9,840,000	11,317,181
Maricopa County IDAR,
Banner Health, Series A, 5.00%, 1/01/41	36,750,000	44,948,925
Banner Health, Series A, 4.00%, 1/01/44	5,170,000	5,881,909
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 3.60%, 4/01/40	13,500,000	14,379,255
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,494,300
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,129,000
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	15,085,167
Maricopa County School District No. 214 Tolleson Union High School GO, School Improvement, Project of 2017, Series A, 5.00%, 7/01/37	1,000,000	1,237,030
Maricopa County USD No. 11 Peoria GO,
School Improvement, 5.00%, 7/01/31	5,100,000	5,746,578
School Improvement, 5.00%, 7/01/33	1,000,000	1,242,290
Maricopa County USD No. 95 Queen Creek GO,
School Improvement, 5.00%, 7/01/33	500,000	605,415
School Improvement, 5.00%, 7/01/37	1,200,000	1,440,768
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33	2,000,000	2,443,440
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38	2,000,000	2,414,860
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39	1,000,000	1,205,110
Mesa Utility Systems Revenue, 5.00%, 7/01/32	1,000,000	1,285,360
5.00%, 7/01/34	1,265,000	1,614,734
4.00%, 7/01/38	1,425,000	1,644,436
4.00%, 7/01/39	6,135,000	7,035,741
5.00%, 7/01/42	15,000,000	18,743,100
Series A, 5.00%, 7/01/43	25,820,000	32,704,387
Mohave County Union High School District No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35	1,000,000	1,225,600
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	20,570,000	23,036,137
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	10,000,000	10,322,600
senior lien, 5.00%, 7/01/48	5,000,000	6,083,100
senior lien, Series A, 5.00%, 7/01/42	15,090,000	18,167,907

54	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	$3,945,000	$5,110,077
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,648,620
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,703,560
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	7,487,350
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	10,596,250
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,810,400
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Series A, 5.00%, 7/01/37	1,000,000	1,262,270
junior lien, Series A, 4.00%, 7/01/39	5,000,000	5,712,500
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	6,054,150
junior lien, Series A, 5.00%, 7/01/39	10,000,000	11,621,400
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,574,426
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,365,397
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,480,982
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,480,649
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,095,209
Facility, Vista College Preparatory Projects, Series A, 5.00%, 7/01/48	1,000,000	1,195,420
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/33	600,000	721,686
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/37	2,000,000	2,378,760
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/42	7,800,000	9,184,578
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32	1,765,000	2,081,394
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37	2,240,000	2,612,266
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47	3,840,000	4,427,674
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,992,506
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33	2,665,000	3,288,717
School Improvement, BAM Insured, 5.00%, 7/01/34	2,800,000	3,445,596
Pima County USD No. 6 Marana GO,
School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36	2,385,000	2,939,202
School Improvement, Project of 2014, Series D, BAM Insured, 5.00%, 7/01/38	2,500,000	3,052,700
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34	1,065,000	1,285,636
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,613,280
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,313,536
Refunding, 5.00%, 7/01/35	1,195,000	1,434,000
Queen Creek Excise Tax and State Shared Revenue,
Series A, 5.00%, 8/01/42	2,500,000	3,117,225
Series A, 5.00%, 8/01/47	5,000,000	6,190,850

franklintempleton.com	Semiannual Report	55

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Refunding, Series A, 5.00%, 12/01/30	$4,500,000	$4,962,825
Salt River Project, Refunding, Series A, 5.00%, 1/01/37	10,000,000	12,637,000
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	9,745,000	12,000,480
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	3,310,000	4,170,865
Salt River Project, Refunding, Series A, 5.00%, 1/01/39	5,605,000	7,046,438
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	13,290,100
5.00%, 12/01/37	5,000,000	6,936,950
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project, Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,003,892
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,155,650
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,601,978
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,591,273
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,492,307
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45	10,000,000	11,748,800
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured, 5.00%, 7/15/32	985,000	986,546
Tucson Water System Revenue, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,359,800
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	5,830,750
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,435,650
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	4,250,000	5,096,685
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,561,861
Yavapai Regional Medical Center, Refunding, 4.00%, 8/01/38	1,510,000	1,711,434
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/39	1,350,000	1,685,407
Yavapai Regional Medical Center, Refunding, 4.00%, 8/01/43	3,000,000	3,356,550

		932,490,963

U.S. Territories 1.4%
Guam 1.4%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	6,490,000	7,428,000
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	6,062,246

		13,490,246

Total Municipal Bonds before Short Term Investments (Cost $870,828,984)		945,981,209

56	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 2.7%

Municipal Bonds 2.7%
Arizona 2.7%
[a]Arizona IDA Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.37%, 2/01/48	$14,560,000	$14,560,000
[a]Phoenix IDA Health Care Facilities Revenue, Mayo Clinic, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.35%, 11/15/52	12,075,000	12,075,000

Total Short Term Investments (Cost $26,635,000)		26,635,000

Total Investments (Cost $897,463,984) 99.4%		972,616,209
Other Assets, less Liabilities 0.6%		6,116,421

Net Assets 100.0%		$978,732,630

See Abbreviations on page 160.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Colorado Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.32	$11.28

Income from investment operations[b]:

Net investment income[c]	0.17	0.17

Net realized and unrealized gains (losses)	0.50	0.04

Total from investment operations	0.67	0.21

Less distributions from:

Net investment income	(0.18)	(0.17)

Net asset value, end of period	$11.81	$11.32

Total return[d]	5.96%	1.89%

Ratios to average net assets[e]

Expenses[f]	0.83%	0.84%

Net investment income	2.86%	3.14%

Supplemental data

Net assets, end of period (000’s)	$59,973	$35,153

Portfolio turnover rate	5.91%	10.85%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

58	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,

		2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.31	$11.32	$11.66	$11.94	$12.13	$11.66

Income from investment operations[b]:

Net investment income[c]	0.18	0.37	0.37	0.44	0.46	0.47

Net realized and unrealized gains (losses)	0.50	(0.01)	(0.32)	(0.28)	(0.20)	0.47

Total from investment operations	0.68	0.36	0.05	0.16	0.26	0.94

Less distributions from:

Net investment income	(0.19)	(0.37)	(0.39)	(0.44)	(0.45)	(0.47)

Net asset value, end of period	$11.80	$11.31	$11.32	$11.66	$11.94	$12.13

Total return[d]	6.04%	3.28%	0.38%	1.31%	2.26%	8.22%

Ratios to average net assets[e]

Expenses	0.68%[f]	0.69% [f]	0.68% [g]	0.65%	0.65%	0.65%

Net investment income	3.01%	3.29%	3.23%	3.67%	3.87%	3.94%

Supplemental data

Net assets, end of period (000’s)	$477,348	$462,925	$521,249	$553,317	$553,114	$549,134

Portfolio turnover rate	5.91%	10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	59

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
				Year Ended February 28,

			2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.45		$11.46	$11.79	$12.07	$12.26	$11.78

Income from investment operations[b]:

Net investment income[c]	0.14		0.31	0.32	0.38	0.40	0.41

Net realized and unrealized gains (losses)	0.52		(0.01)	(0.33)	(0.29)	(0.20)	0.48

Total from investment operations	0.66		0.30	(0.01)	0.09	0.20	0.89

Less distributions from:

Net investment income	(0.16)		(0.31)	(0.32)	(0.37)	(0.39)	(0.41)

Net asset value, end of period	$11.95		$11.45	$11.46	$11.79	$12.07	$12.26

Total return[d]	5.78%		2.67%	(0.10)%	0.73%	1.67%	7.64%

Ratios to average net assets[e]

Expenses	1.23%	[f]	1.24% [f]	1.23% [g]	1.20%	1.20%	1.20%

Net investment income	2.46%		2.74%	2.68%	3.12%	3.32%	3.39%

Supplemental data

Net assets, end of period (000’s)	$67,772		$69,045	$99,811	$115,472	$111,450	$109,552

Portfolio turnover rate	5.91%		10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)		Year Ended February 28,

			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.32		$11.33	$11.64

Income from investment operations[b]:

Net investment income[c]	0.18		0.39	0.23

Net realized and unrealized gains (losses)	0.51		(0.01)	(0.32)

Total from investment operations	0.69		0.38	(0.09)

Less distributions from:

Net investment income	(0.20)		(0.39)	(0.22)

Net asset value, end of period	$11.81		$11.32	$11.33

Total return[d]	6.11%		3.40%	(0.79)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%		0.58%	0.57%

Expenses net of waiver and payments by affiliates	0.54%	[f]	0.55% [f]	0.54%

Net investment income	3.15%		3.43%	3.37%

Supplemental data

Net assets, end of period (000’s)	$11,514		$8,396	$7,678

Portfolio turnover rate	5.91%		10.85%	16.78%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	61

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
				Year Ended February 28,

			2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.31		$11.32	$11.66	$11.94	$12.13	$11.66

Income from investment operations[b]:

Net investment income[c]	0.18		0.38	0.39	0.45	0.47	0.48

Net realized and unrealized gains (losses)	0.50		(—)[d]	(0.33)	(0.28)	(0.19)	0.48

Total from investment operations	0.68		0.38	0.06	0.17	0.28	0.96

Less distributions from:

Net investment income	(0.19)		(0.39)	(0.40)	(0.45)	(0.47)	(0.49)

Net asset value, end of period	$11.80		$11.31	$11.32	$11.66	$11.94	$12.13

Total return[e]	6.09%		3.38%	0.48%	1.41%	2.36%	8.34%

Ratios to average net assets[f]

Expenses	0.58%	[g]	0.59% [g]	0.58% [h]	0.55%	0.55%	0.55%

Net investment income	3.11%		3.39%	3.33%	3.77%	3.97%	4.04%

Supplemental data

Net assets, end of period (000’s)	$108,165		$92,530	$79,093	$73,538	$50,589	$44,988

Portfolio turnover rate	5.91%		10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Colorado Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.7%

Colorado 94.7%
Adams 12 Five Star Schools GO, Adams County and the City of Broomfield, Series B, 5.00%, 12/15/36	$5,000,000	$6,155,500
Adams and Weld Counties School District No. 27J Brighton GO, The City and County of Broomfield, 5.00%, 12/01/40	7,500,000	8,946,525
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/37	630,000	687,777
Pre-Refunded, 5.00%, 5/15/37	370,000	405,024
Adams State University Board of Trustees Institutional Enterprise Revenue, Refunding, Series A, 4.00%, 5/15/42	1,515,000	1,736,235
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%, 12/01/35	3,000,000	3,552,420
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42	7,000,000	8,475,600
Arapahoe County School District No. 6 GO, Littleton Public Schools, Series A, 5.50%, 12/01/43	12,980,000	16,903,335
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project, Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,826,069
Aurora COP, Aurora Capital Leasing Corp., Refunding, Series A, 5.00%, 12/01/30	5,680,000	5,730,950
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,564,425
Aurora Water Revenue, Green Bonds, first lien, Refunding, 5.00%, 8/01/46	5,000,000	6,008,100
Bell Mountain Ranch Metropolitan District GO, Consolidated, Douglas County, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	3,258,118
Boulder Valley School District No. RE-2 GO, Boulder and Gilpin Counties and the City and County of Broomfield, 5.00%, 12/01/41	5,000,000	5,902,000
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre- Refunded, 5.25%, 12/01/34	5,380,000	5,434,822
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	2,026,188
5.00%, 6/01/32	1,845,000	2,073,263
5.00%, 6/01/35	2,775,000	3,108,666
Centennial Water and Sanitation District Water and Wastewater Revenue,
Douglas County, 5.00%, 12/01/43	3,000,000	3,780,300
Douglas County, 5.25%, 12/01/48	6,760,000	8,615,755
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,356,982
Charter School, Union Colony School Project, Refunding, 5.00%, 4/01/48	715,000	849,041
University of Denver Project, Series A, 5.00%, 3/01/47	3,950,000	4,736,089
West Ridge Academy Charter School Project, Refunding and Improvement, Series A, 5.00%, 6/01/49	400,000	442,308
Colorado Health Facilities Authority Revenue,
Bethesda Project, Improvement and Refunding, Series A-1, 5.00%, 9/15/48	3,000,000	3,425,610
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	5,000,000	5,885,750
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/44	5,000,000	6,097,850
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	8,186,321
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,818,550
Covenant Retirement Communities Inc., Series A, 5.00%, 12/01/48	5,000,000	5,857,900
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.50%, 6/01/33	1,000,000	1,158,050
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.00%, 12/01/33	2,500,000	2,761,850
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.625%, 6/01/43	4,000,000	4,650,440
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.00%, 6/01/47	6,000,000	7,574,400
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%, 6/01/40	4,000,000	4,840,840
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%, 6/01/45	2,750,000	3,328,078

franklintempleton.com	Semiannual Report	63

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
Hospital, Adventhealth Obligated Group, Series A, 5.00%, 11/15/39	$5,000,000	$6,374,500
Hospital, AdventHealth Obligated Group, Refunding, Series A, 4.00%, 11/15/43	3,000,000	3,436,260
Hospital, Boulder Community Hospital Project, Series A, 6.00%, 10/01/35	5,460,000	5,725,738
Hospital, Boulder Community Hospital Project, Series A, Pre-Refunded, 6.00%, 10/01/35	40,000	42,062
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46	5,000,000	5,805,550
[a]SCL Health System, Montana Facility, Refunding, Series A, 4.00%, 1/01/35	3,500,000	4,111,730
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,412,012
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,281,980
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,135,960
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47	2,555,000	2,837,864
Colorado Housing and Finance Authority Revenue,
MF Project, Class I, Series B-1, 3.15%, 10/01/44	1,000,000	1,025,070
MF Project, Class I, Series B-1, 3.25%, 10/01/49	1,000,000	1,025,770
Colorado Mesa University Enterprise Revenue,
Board of Trustees, 5.00%, 5/15/45	4,000,000	4,751,480
Board of Trustees, Series B, 5.00%, 5/15/44	1,000,000	1,253,940
Board of Trustees, Series B, 5.00%, 5/15/49	1,565,000	1,950,068
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Series A, 5.00%, 12/01/42	2,450,000	2,990,617
Board of Trustees, Series A, 5.00%, 12/01/47	3,000,000	3,643,620
Refunding, Series B, 5.00%, 12/01/32	110,000	122,844
Colorado Springs Utilities System Revenue,
Improvement, Series A-4, 5.00%, 11/15/48	5,000,000	6,248,050
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,542,480
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,563,250
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,147,632
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,806,250
Refunding, Series A-2, 5.00%, 11/15/47	6,000,000	7,372,380
Series D-1, Pre-Refunded, 5.25%, 11/15/33	5,000,000	5,248,500
Colorado State Board of Governors University Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/44	2,675,000	3,034,360
Refunding, Series A, 4.00%, 3/01/40	5,000,000	5,705,500
Refunding, Series A, 5.00%, 3/01/43	5,000,000	7,141,650
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,200,650
Refunding, Series E, 4.00%, 3/01/43	4,500,000	5,087,340
Series A, 5.00%, 3/01/34	20,000	20,053
Series A, 5.00%, 3/01/39	145,000	145,376
Series A, 5.00%, 3/01/40	3,010,000	3,510,683
Series A, Pre-Refunded, 5.00%, 3/01/40	3,990,000	4,805,237
Series C, Pre-Refunded, 5.00%, 3/01/44	2,460,000	2,795,003
Colorado State Building Excellent Schools Today COP,
Series G, Pre-Refunded, 5.00%, 3/15/32	10,000,000	10,596,600
Series I, 5.00%, 3/15/36	3,000,000	3,438,150
Series J, 5.25%, 3/15/42	5,000,000	6,155,750
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,545,196

64	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	$1,900,000	$2,031,498
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured, 5.00%, 9/01/38	1,210,000	1,323,849
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,268,562
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41	4,000,000	4,750,240
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,641,250
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 12/01/48	4,440,000	5,523,182
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%, 9/15/47	10,000,000	12,322,300
Denver City and County Dedicated Tax Revenue,
Current Interest Bonds, Series A-1, 5.00%, 8/01/48	5,000,000	5,978,300
Refunding and Improvement, Series A, 4.00%, 8/01/46	3,500,000	3,839,395
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,584,960
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	15,245,220
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	11,435,968
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, Pre-Refunded, 5.50%, 12/01/30	1,500,000	1,579,995
Recovery Zone Facility, Pre-Refunded, 5.625%, 12/01/40	4,000,000	4,219,440
Series A, 5.25%, 12/01/45	9,250,000	10,298,950
Denver Health and Hospital Authority Project COP, 550 Acoma Inc., 5.00%, 12/01/48	3,355,000	3,957,055
Denver International Business Center Metropolitan District No. 1 GO, In the City and County of Denver, Series A, 4.00%, 12/01/48	350,000	362,310
E-470 Public Highway Authority Revenue,
senior bond,Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,885,570
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/33	3,000,000	1,411,800
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	6,257,745
senior bond, Series C, 5.25%, 9/01/25	2,500,000	2,598,350
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,876,845
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,632,734
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	2,860,000	2,887,427
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37	5,120,000	5,169,101
Fort Collins Electric Utility Enterprise Revenue, Series A, 5.00%, 12/01/42	13,500,000	16,790,355
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,320,754
Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/40	5,000,000	6,358,050
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,351,800
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,734,240
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,137,660
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,688,715

franklintempleton.com	Semiannual Report	65

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	$7,000,000	$7,089,390
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/41	3,000,000	3,481,680
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45	7,000,000	8,000,930
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,875,000	3,443,733
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,500,000	2,885,575
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,650,275
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	2,654,125
Parker Water and Sanitation District Water and Sewer Enterprise Revenue, Douglas County, 5.00%, 11/01/42	6,475,000	7,957,127
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,114,800
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,724,073
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	15,441,525
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,924,800
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	1,000,000	1,084,810
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,100,981
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,913,237
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	19,550,620
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	10,417,700
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	12,134,300
FasTracks Project, Series A, 5.00%, 11/01/46	11,000,000	13,264,790
[a]Roaring Fork Transportation Authority Sales and Use Tax Revenue, Refunding and Improvement, 4.00%, 12/01/44	1,000,000	1,153,930
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,617,242
Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39	1,125,000	1,314,394
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	5,231,115
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	10,921,433
University of Colorado Enterprise Revenue,
Series A, Pre-Refunded, 5.00%, 6/01/38	5,655,000	6,878,799
Series B, 5.00%, 6/01/48	5,000,000	6,231,550
University of Colorado Hospital Authority Revenue, Series A, Pre-Refunded, 6.00%, 11/15/29	5,000,000	5,047,900
University of Northern Colorado Greeley Institutional Enterprise Revenue, Series A, Pre-Refunded, 5.00%, 6/01/30	1,690,000	1,804,582
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	6,197,000
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36	5,000,000	5,388,500

		686,282,822

U.S. Territories 2.0%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,021,120
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,605,891

		5,627,011

66	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 1.2%
[b]Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40	$11,410,000	$9,156,525

Total U.S. Territories		14,783,536

Total Municipal Bonds before Short Term Investments (Cost $651,974,817)		701,066,358

Short Term Investments 2.9%

Municipal Bonds 2.9%

Colorado 2.9%
[c]Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, Series B-4, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.39%, 12/01/35	2,280,000	2,280,000
[c]Denver City and County COP,
Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.39%, 12/01/29	12,065,000	12,065,000
Wellington E. Webb Municipal Office Building, Refunding, Series A3, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.39%, 12/01/31	6,500,000	6,500,000

Total Short Term Investments (Cost $20,845,000)		20,845,000

Total Investments (Cost $672,819,817) 99.6%		721,911,358
Other Assets, less Liabilities 0.4%		2,859,012

Net Assets 100.0%		$724,770,370

See Abbreviations on page 160.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	67

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.05	$10.01

Income from investment operations[b]:

Net investment income[c]	0.15	0.14

Net realized and unrealized gains (losses)	0.26	0.04

Total from investment operations	0.41	0.18

Less distributions from:

Net investment income	(0.17)	(0.14)

Net asset value, end of period	$10.29	$10.05

Total return[d]	4.12%	1.86%

Ratios to average net assets[e]

Expenses[f]	0.92%	0.92%

Net investment income	2.96%	2.98%

Supplemental data

Net assets, end of period (000’s)	$17,633	$13,765

Portfolio turnover rate	2.88%	15.00%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

68	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.04		$10.08	$10.42	$10.69	$10.86	$10.65

Income from investment operations[b]:

Net investment income[c]	0.16		0.31	0.32	0.37	0.39	0.41

Net realized and unrealized gains (losses)	0.26		(0.03)	(0.32)	(0.28)	(0.17)	0.21

Total from investment operations	0.42		0.28	—	0.09	0.22	0.62

Less distributions from:

Net investment income	(0.18)		(0.32)	(0.34)	(0.36)	(0.39)	(0.41)

Net asset value, end of period	$10.28		$10.04	$10.08	$10.42	$10.69	$10.86

Total return[d]	4.20%		2.86%	0.03%	0.82%	2.09%	5.88%

Ratios to average net assets[e]

Expenses	0.77%	[f]	0.77% [f]	0.74%	0.71%	0.69%	0.68%

Net investment income	3.11%		3.13%	3.15%	3.42%	3.66%	3.76%

Supplemental data

Net assets, end of period (000’s)	$157,656		$160,148	$187,638	$222,705	$253,012	$282,020

Portfolio turnover rate	2.88%		15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	69

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.13		$10.16	$10.50	$10.77	$10.93	$10.73

Income from investment operations[b]:

Net investment income[c]	0.13		0.26	0.27	0.31	0.33	0.35

Net realized and unrealized gains (losses)	0.26		(0.02)	(0.32)	(0.28)	(0.16)	0.20

Total from investment operations	0.39		0.24	(0.05)	0.03	0.17	0.55

Less distributions from:

Net investment income	(0.15)		(0.27)	(0.29)	(0.30)	(0.33)	(0.35)

Net asset value, end of period	$10.37		$10.13	$10.16	$10.50	$10.77	$10.93

Total return[d]	3.88%		2.37%	(0.52)%	0.25%	1.62%	5.17%

Ratios to average net assets[e]

Expenses	1.32%	[f]	1.32% [f]	1.29%	1.26%	1.24%	1.23%

Net investment income	2.56%		2.58%	2.60%	2.87%	3.11%	3.21%

Supplemental data

Net assets, end of period (000’s)	$24,544		$26,076	$45,183	$61,813	$68,311	$73,569

Portfolio turnover rate	2.88%		15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

70	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,

			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.04		$10.08	$10.30

Income from investment operations[b]:

Net investment income[c]	0.17		0.33	0.20

Net realized and unrealized gains (losses)	0.26		(0.03)	(0.22)

Total from investment operations	0.43		0.30	(0.02)

Less distributions from:

Net investment income	(0.19)		(0.34)	(0.20)

Net asset value, end of period	$10.28		$10.04	$10.08

Total return[d]	4.27%		2.99%	(0.19)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.69%		0.65%	0.77%

Expenses net of waiver and payments by affiliates	0.63%	[f]	0.63% [f]	0.60%

Net investment income	3.25%		3.27%	3.29%

Supplemental data

Net assets, end of period (000’s)	$236		$147	$324

Portfolio turnover rate	2.88%		15.00%	4.27%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	71

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.04		$10.08	$10.42	$10.68	$10.85	$10.64

Income from investment operations[b]:

Net investment income[c]	0.16		0.32	0.33	0.38	0.40	0.42

Net realized and unrealized gains (losses)	0.26		(0.03)	(0.32)	(0.27)	(0.17)	0.21

Total from investment operations	0.42		0.29	0.01	0.11	0.23	0.63

Less distributions from:

Net investment income	(0.18)		(0.33)	(0.35)	(0.37)	(0.40)	(0.42)

Net asset value, end of period	$10.28		$10.04	$10.08	$10.42	$10.68	$10.85

Total return[d]	4.25%		2.96%	0.13%	1.01%	2.19%	6.00%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.67% [f]	0.64%	0.61%	0.59%	0.58%

Net investment income	3.21%		3.23%	3.25%	3.52%	3.76%	3.86%

Supplemental data

Net assets, end of period (000’s)	$20,952		$19,351	$20,855	$26,253	$21,254	$20,384

Portfolio turnover rate	2.88%		15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

72	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Connecticut Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 95.4%
Connecticut 95.4%
City of Bridgeport GO,
Series A, 5.00%, 2/15/32	$2,200,000	$2,358,092
Series A, Pre-Refunded, 5.00%, 2/15/32	7,800,000	8,540,454
Connecticut State Airport Authority CFC Revenue, Ground Transportation Center Project, Series A, 5.00%, 7/01/49	1,400,000	1,710,786
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	18,652,973
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	5,480,050
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,729,235
Covenant Home Inc., Series B, 5.00%, 12/01/40	4,000,000	4,726,320
Fairfield University Issue, Series Q-1, 5.00%, 7/01/46	9,000,000	10,593,180
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,130,720
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,163,400
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,637,320
Nuvance Health Issue, Series A, 4.00%, 7/01/41	4,105,000	4,607,986
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	9,456,810
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/42	4,375,000	5,256,912
Sacred Heart University Issue, Series G, Pre-Refunded, 5.375%, 7/01/31	1,500,000	1,618,080
Sacred Heart University Issue, Series G, Pre-Refunded, 5.625%, 7/01/41	5,500,000	5,957,765
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	2,290,000	2,543,801
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,139,500
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,363,250
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/41	5,000,000	5,931,250
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39	7,000,000	7,228,760
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,405,580
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,504,700
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	421,084
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,541,805
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series A, 5.05%, 11/15/27	490,000	493,719
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series A, 5.00%, 1/01/38	3,000,000	3,338,820
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,909,050
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,180,080
Green Bonds, Series A, 5.00%, 5/01/37	3,000,000	3,718,170
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	5,715,650
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/33	1,000,000	1,213,210
Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/36	1,000,000	1,230,360
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A, 5.00%, 1/01/42	5,000,000	5,412,450
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,787,050
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,442,600
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	1,000,000	1,200,810

franklintempleton.com	Semiannual Report	73

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
New Haven GO, Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22	$25,000	$25,072
South Central Regional Water Authority Water System Revenue,
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	1,720,000	2,078,070
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,730,910
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,853,778
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,145,610
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,183,960
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,459,419
Series A, 5.00%, 2/15/31	2,000,000	2,282,220
Series A, 5.00%, 1/15/37	4,000,000	4,834,480

Total Municipal Bonds before Short Term Investments (Cost $198,638,401)		210,935,301

Short Term Investments (Cost $8,100,000) 3.7%

Municipal Bonds 3.7%
Connecticut 3.7%
[a]Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-2, Daily VRDN and Put, 1.20%, 7/01/36	8,100,000	8,100,000

Total Investments (Cost $206,738,401) 99.1%		219,035,301
Other Assets, less Liabilities 0.9%		1,985,211

Net Assets 100.0%		$221,020,512

See Abbreviations on page 160.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

74	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Michigan Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.31	$11.19

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.56	0.12

Total from investment operations	0.71	0.27

Less distributions from:

Net investment income	(0.16)	(0.15)

Net asset value, end of period	$11.86	$11.31

Total return[d]	6.33%	2.46%

Ratios to average net assets[e]

Expenses[f]	0.82%	0.83%

Net investment income	2.55%	2.86%

Supplemental data

Net assets, end of period (000’s)	$50,880	$33,739

Portfolio turnover rate	0.56%	11.55%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	75

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
					Year Ended February 28,

			2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.30		$11.25		$11.52	$11.78	$12.02	$11.67

Income from investment operations[b]:

Net investment income[c]	0.16		0.34		0.36	0.40	0.42	0.44

Net realized and unrealized gains (losses)	0.55		0.06		(0.26)	(0.25)	(0.25)	0.36

Total from investment operations	0.71		0.40		0.10	0.15	0.17	0.80

Less distributions from:

Net investment income	(0.17)		(0.35)		(0.37)	(0.41)	(0.41)	(0.45)

Net asset value, end of period	$11.84		$11.30		$11.25	$11.52	$11.78	$12.02

Total return[d]	6.33%		3.59%		0.85%	1.24%	1.48%	6.96%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.68%	[f]	0.67%	0.65%	0.64%	0.65%

Net investment income	2.70%		3.01%		3.11%	3.43%	3.55%	3.73%

Supplemental data

Net assets, end of period (000’s)	$739,185		$727,705		$797,935	$861,662	$896,978	$953,732

Portfolio turnover rate	0.56%		11.55%		12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

76	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.48		$11.43		$11.69	$11.95	$12.20	$11.83

Income from investment operations[b]:

Net investment income[c]	0.13		0.28		0.30	0.35	0.36	0.38

Net realized and unrealized gains (losses)	0.57		0.05		(0.26)	(0.27)	(0.26)	0.37

Total from investment operations	0.70		0.33		0.04	0.08	0.10	0.75

Less distributions from:

Net investment income	(0.14)		(0.28)		(0.30)	(0.34)	(0.35)	(0.38)

Net asset value, end of period	$12.04		$11.48		$11.43	$11.69	$11.95	$12.20

Total return[d]	6.13%		2.96%		0.36%	0.66%	0.83%	6.45%

Ratios to average net assets[e]

Expenses	1.22%	[f]	1.23%	[f]	1.22%	1.20%	1.19%	1.20%

Net investment income	2.15%		2.46%		2.56%	2.88%	3.00%	3.18%

Supplemental data

Net assets, end of period (000’s)	$78,969		$80,062		$124,683	$142,248	$145,491	$148,898

Portfolio turnover rate	0.56%		11.55%		12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	77

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.35		$11.29		$11.53

Income from investment operations[b]:

Net investment income[c]	0.17		0.35		0.22

Net realized and unrealized gains (losses)	0.55		0.07		(0.24)

Total from investment operations	0.72		0.42		(0.02)

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.22)

Net asset value, end of period	$11.89		$11.35		$11.29

Total return[d]	6.38%		3.79%		(0.21)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.57%		0.58%

Expenses net of waiver and payments by affiliates	0.53%	[f]	0.54%	[f]	0.53%

Net investment income	2.84%		3.15%		3.25%

Supplemental data

Net assets, end of period (000’s)	$3,590		$3,042		$2,510

Portfolio turnover rate	0.56%		11.55%		12.74%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

78	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.34		$11.29		$11.55	$11.81	$12.06	$11.70

Income from investment operations[b]:

Net investment income[c]	0.16		0.35		0.37	0.42	0.43	0.46

Net realized and unrealized gains (losses)	0.56		0.06		(0.25)	(0.26)	(0.26)	0.36

Total from investment operations	0.72		0.41		0.12	0.16	0.17	0.82

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.38)	(0.42)	(0.42)	(0.46)

Net asset value, end of period	$11.88		$11.34		$11.29	$11.55	$11.81	$12.06

Total return[d]	6.36%		3.67%		1.03%	1.33%	1.50%	7.13%

Ratios to average net assets[e]

Expenses	0.57%	[f]	0.58%	[f]	0.57%	0.55%	0.54%	0.55%

Net investment income	2.80%		3.11%		3.21%	3.53%	3.65%	3.83%

Supplemental data

Net assets, end of period (000’s)	$70,528		$63,190		$53,587	$67,672	$39,846	$36,020

Portfolio turnover rate	0.56%		11.55%		12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	79

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Michigan Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.3%
Michigan 98.3%
Ann Arbor Public Schools GO,
County of Washtenaw, Refunding, 5.00%, 5/01/28	$1,000,000	$1,197,850
County of Washtenaw, Refunding, 5.00%, 5/01/29	1,235,000	1,479,530
Battle Creek Water and Wastewater System Revenue, Calhoun County, Series A, 5.00%, 6/01/36	1,300,000	1,540,344
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/29	470,000	578,109
County of Oakland, Refunding, 5.00%, 5/01/32	1,000,000	1,212,890
Byron Center Public Schools GO,
Kent County, School Building and Site, Series I, 5.00%, 5/01/34	1,000,000	1,224,190
Kent County, School Building and Site, Series I, 5.00%, 5/01/35	1,920,000	2,344,070
Kent County, School Building and Site, Series I, 5.00%, 5/01/36	650,000	792,123
Kent County, School Building and Site, Series I, 5.00%, 5/01/37	1,480,000	1,797,504
Kent County, School Building and Site, Series I, 5.00%, 5/01/38	1,330,000	1,611,441
Kent County, School Building and Site, Series I, 5.00%, 5/01/39	2,290,000	2,770,465
Kent County, School Building and Site, Series I, 5.00%, 5/01/43	2,250,000	2,715,795
Kent County, School Building and Site, Series I, 5.00%, 5/01/47	4,140,000	4,957,277
Caledonia Community Schools GO, Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,241,740
Central Michigan University Revenue,
Board of Trustees, General, Refunding, 5.00%, 10/01/30	1,910,000	2,253,303
Board of Trustees, General, Refunding, 5.00%, 10/01/31	1,055,000	1,242,516
Board of Trustees, General, Refunding, 5.00%, 10/01/34	1,600,000	1,883,344
Board of Trustees, General, Refunding, 5.00%, 10/01/39	2,000,000	2,356,740
Chippewa Valley Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	6,075,000	6,861,348
County of Macomb, Refunding, 5.00%, 5/01/29	6,425,000	7,246,822
County of Macomb, Refunding, 5.00%, 5/01/30	6,420,000	7,228,920
County of Macomb, Refunding, 5.00%, 5/01/31	3,000,000	3,372,300
County of Macomb, Refunding, 5.00%, 5/01/32	6,590,000	7,402,811
Commerce Charter Township GO, County of Oakland, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,870,977
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	12,762,900
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,459,900
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,070
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,088
DeWitt Public Schools GO,
County of Clinton, School Building and Site, 5.00%, 5/01/30	500,000	620,240
County of Clinton, School Building and Site, 5.00%, 5/01/33	815,000	996,403
County of Clinton, School Building and Site, 5.00%, 5/01/34	1,000,000	1,217,810
County of Clinton, School Building and Site, 5.00%, 5/01/35	1,000,000	1,213,720
County of Clinton, School Building and Site, 5.00%, 5/01/36	1,000,000	1,210,720
Downriver Utility Wastewater Authority Sewer System Revenue,
AGMC Insured, 5.00%, 4/01/34	510,000	624,011
AGMC Insured, 5.00%, 4/01/36	1,600,000	1,945,088
AGMC Insured, 5.00%, 4/01/38	1,500,000	1,813,215
AGMC Insured, 5.00%, 4/01/43	3,000,000	3,598,290

80	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35	$1,500,000	$1,846,935
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,100,000	1,342,099
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42	3,500,000	4,206,475
Farmington Public School District GO,
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	1,000,000	1,192,440
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,377,700
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,765,981
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,421,507
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,532,410
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,177,380
County of Oakland, School Building and Site, Refunding, BAM Insured, 4.50%, 5/01/38	7,225,000	8,537,638
Grand Rapids Building Authority Revenue, County of Kent, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,600,519
Grand Rapids Sanitary Sewer System Revenue,
County of Kent, 5.00%, 1/01/37	1,040,000	1,291,347
County of Kent, 5.00%, 1/01/43	1,000,000	1,225,960
County of Kent, 5.00%, 1/01/48	5,000,000	6,086,250
County of Kent, Improvement and Refunding, 5.00%, 1/01/28	1,560,000	1,811,768
County of Kent, Improvement and Refunding, 5.00%, 1/01/29	1,000,000	1,161,440
County of Kent, Improvement and Refunding, 5.00%, 1/01/31	2,095,000	2,418,657
County of Kent, Improvement and Refunding, 5.00%, 1/01/32	1,175,000	1,354,975
County of Kent, Improvement and Refunding, 5.00%, 1/01/33	1,125,000	1,296,068
County of Kent, Improvement and Refunding, 5.00%, 1/01/34	1,000,000	1,150,460
County of Kent, Improvement and Refunding, 5.00%, 1/01/35	1,500,000	1,724,115
County of Kent, Improvement and Refunding, 5.00%, 1/01/39	880,000	1,017,817
County of Kent, Improvement and Refunding, 5.00%, 1/01/44	2,000,000	2,310,500
County of Kent, Refunding, 5.00%, 1/01/36	1,250,000	1,492,700
County of Kent, Refunding, 5.00%, 1/01/38	1,000,000	1,188,880
Grand Rapids Water Supply System Revenue,
County of Kent, Improvement and Refunding, 5.00%, 1/01/41	2,190,000	2,582,952
County of Kent, Improvement and Refunding, 5.00%, 1/01/43	1,500,000	1,826,115
County of Kent, Improvement and Refunding, 5.00%, 1/01/46	2,525,000	2,970,940
County of Kent, Improvement and Refunding, 5.00%, 1/01/48	2,000,000	2,427,700
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,234,100
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	1,110,000	1,316,460
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,789,750
Munson Healthcare Obligated Group, Series B, 5.00%, 7/01/39	1,625,000	1,941,582
Grand Valley State University Revenue,
General, 5.00%, 12/01/38	900,000	1,123,812
General, 5.00%, 12/01/43	1,800,000	2,225,214
General, Refunding, Series A, 5.00%, 12/01/32.	4,295,000	5,162,461
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	876,218
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,167,010
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,339,911

franklintempleton.com	Semiannual Report	81

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Grandville Public School District GO, (continued)
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	$1,165,000	$1,355,512
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,523,743
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,418,636
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,372,422
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	7,185,969
Gull Lake CSD, GO, Counties of Kalamazoo Barry and Calhoun, School Building and Site, Series I, 5.00%, 5/01/48	5,000,000	6,065,900
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30	1,045,000	1,211,260
County of Oakland, Refunding, 5.00%, 5/01/32	1,040,000	1,198,881
Hudsonville Public Schools GO,
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/37	1,550,000	1,893,604
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/39	2,500,000	3,040,350
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/41	2,500,000	3,028,825
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,293,900
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	5,530,000	5,686,499
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,573,078
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,231,073
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,344,511
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,454,280
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,595,154
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,553,740
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,441,855
School Building and Site, 5.00%, 5/01/36	1,205,000	1,438,710
School Building and Site, 5.00%, 5/01/38	1,210,000	1,437,274
School Building and Site, 5.00%, 5/01/41	1,120,000	1,316,549
School Building and Site, 5.00%, 5/01/44	1,800,000	2,112,714
L’Anse Creuse Public Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	5,230,000	6,214,391
County of Macomb, Refunding, 5.00%, 5/01/30	5,560,000	6,577,035
County of Macomb, Refunding, 5.00%, 5/01/32	5,890,000	6,939,598
County of Macomb, Refunding, 5.00%, 5/01/34	6,220,000	7,301,845
County of Macomb, Refunding, 5.00%, 5/01/35	2,840,000	3,327,032
Lansing Board of Water and Light Utility System Revenue,
Series A, 5.50%, 7/01/41	10,000,000	10,736,100
Series A, 5.00%, 7/01/48	10,000,000	12,465,300
Lansing Community College GO,
College Building and Site, Pre-Refunded, 5.00%, 5/01/32	2,310,000	2,547,907
College Building and Site, Refunding, 5.00%, 5/01/32	2,000,000	2,512,100
College Building and Site, Refunding, 5.00%, 5/01/32	690,000	755,805

82	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	$1,490,000	$1,776,721
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,528,134
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,612,456
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group, Series B, Pre-Refunded, 6.00%, 11/15/35	5,000,000	5,523,400
Livonia Public Schools School District GO,
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,471,311
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,773,280
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	19,003,430
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34	2,000,000	2,462,820
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42	7,500,000	9,090,525
Mason County CSD, GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,318,295
Mattawan Consolidated School GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30	1,000,000	1,182,920
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31	1,915,000	2,258,264
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32	1,110,000	1,305,182
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34	2,325,000	2,722,552
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39	3,375,000	3,920,366
Meridian Public Schools GO,
County of Midland, Refunding, 5.00%, 5/01/27	735,000	876,884
County of Midland, Refunding, 5.00%, 5/01/29	775,000	922,862
County of Midland, Refunding, 5.00%, 5/01/31	1,130,000	1,333,219
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	2,750,000	3,216,702
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/38	8,055,000	10,259,090
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/39	6,000,000	7,623,060
Higher Education Facilities, Limited Obligation, Kalamazoo College Project, Refunding, 4.00%, 12/01/47	2,610,000	2,893,550
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/30	4,930,000	6,029,587
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,312,537
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37	4,235,000	5,085,727
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	25,045,000	29,948,811
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,347,129
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,646,042
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	11,088,041
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,146,960
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,706,080
Hospital, Trinity Health Credit Group, Refunding, Series A, 5.00%, 12/01/42	3,500,000	4,248,650
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	23,545,200
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/28	3,000,000	3,355,680
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/29	3,000,000	3,355,680
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/32	2,000,000	2,237,120

franklintempleton.com	Semiannual Report	83

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/32	$5,000,000	$5,767,350
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/33	5,370,000	6,183,286
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46	5,000,000	5,938,250
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,865,200
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,268,547
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,506,988
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,865,334
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,435,647
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,633,400
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	15,607,150
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	9,910,000	11,750,683
Facilities Program, Refunding, Series I, 4.00%, 10/15/49	2,500,000	2,848,000
Facilities Program, Refunding, Series I, 5.00%, 10/15/51	1,000,000	1,184,260
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,712,200
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,165,500
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,714,450
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,273,840
I-75 Improvement Project, 5.00%, 12/31/43	7,000,000	8,488,410
Michigan State Technological University Revenue, Board of Control, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,842,128
Michigan State University Revenue,
Board of Trustees, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	14,847,987
Board of Trustees, General, Series A, 5.00%, 8/15/40	8,500,000	9,985,715
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	1,360,000	1,627,077
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	2,068,831
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,069,270
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,804,215
Refunding, 5.00%, 5/01/36	1,005,000	1,207,578
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	8,494,455
[a]General, 5.00%, 3/01/50	3,500,000	4,285,890
General, Refunding, 5.00%, 3/01/27	1,000,000	1,151,340
General, Refunding, 5.00%, 3/01/30	1,010,000	1,161,470
General, Refunding, 5.00%, 3/01/31	1,260,000	1,444,653
General, Refunding, 5.00%, 3/01/32	1,000,000	1,144,060
General, Refunding, 5.00%, 3/01/33	1,285,000	1,468,113
General, Refunding, 5.00%, 3/01/34	1,000,000	1,140,750
General, Refunding, 5.00%, 3/01/39	3,000,000	3,395,490

84	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	$5,575,000	$6,742,293
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,740,193
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,354,680
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26	1,400,000	1,681,218
County of Macomb, Refunding, 5.00%, 5/01/27	1,370,000	1,638,575
County of Macomb, Refunding, 5.00%, 5/01/28	3,040,000	3,621,370
County of Macomb, Refunding, 5.00%, 5/01/29	3,300,000	3,929,607
County of Macomb, Refunding, 5.00%, 5/01/30	1,620,000	1,922,130
County of Macomb, Refunding, 5.00%, 5/01/31	1,585,000	1,873,803
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,887,876
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,896,375
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	19,850,425
Saginaw Valley State University Revenue,
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	2,112,162
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,606,561
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,480,374
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,298,460
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,526,223
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	350,000	412,941
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,854,373
Sparta Area Schools GO, School Building and Site, Counties of Kent and Ottawa, Series II, 5.00%, 5/01/48	5,750,000	6,945,655
Trenton Public Schools GO,
County of Wayne, School Building and Site, 5.00%, 5/01/42	4,920,000	6,018,193
County of Wayne, School Building and Site, 5.00%, 5/01/45	11,480,000	13,992,398
University of Michigan Revenue,
Regents, General, Refunding, 5.00%, 4/01/46.	2,000,000	2,399,660
Regents, General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,347,082
Regents, General, Refunding, Series A, 5.00%, 4/01/42	26,635,000	32,692,864
Regents, General, Refunding, Series A, 5.00%, 4/01/47	5,000,000	6,110,450
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site, 5.00%, 5/01/32	2,500,000	2,715,225
Wayne County Airport Authority Revenue, Airport, Detroit Metropolitan Wayne County Airport, Series A, 5.00%, 12/01/43	7,750,000	9,544,280
Wayne State University Revenue,
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,177,409
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,754,430
General, Series A, 5.00%, 11/15/43	4,500,000	5,558,670
General, Series A, 4.00%, 11/15/48	10,000,000	11,161,700
Western Michigan University Revenue,
General, Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,788,735
General, Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,567,981
General, Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,944,996

franklintempleton.com	Semiannual Report	85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Western Michigan University Revenue, (continued)
General, Refunding, Series A, 5.00%, 11/15/29	$2,000,000	$2,377,200
General, Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,964,825
General, Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,833,218
General, Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,342,780
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,807,879
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,356,120
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,351,400
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,348,860

Total Municipal Bonds before Short Term Investments (Cost $855,422,332)		927,375,095

Short Term Investments 1.0%

Municipal Bonds 1.0%
Michigan 1.0%
[b]Michigan State Strategic Fund Limited Obligation Revenue, Henry Ford Museum and Greenfield Village Project, LOC Comerica Bank, Daily VRDN and Put, 1.41%, 12/01/33	2,700,000	2,700,000
[b]University of Michigan Revenue, Regents, General, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.36%, 4/01/38	6,500,000	6,500,000

Total Short Term Investments (Cost $9,200,000)		9,200,000

Total Investments (Cost $864,622,332) 99.3%		936,575,095

Other Assets, less Liabilities 0.7%		6,576,455

Net Assets 100.0%		$943,151,550

See Abbreviations on page 160.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

86	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.10	$11.97

Income from investment operations[b]:

Net investment income[c]	0.16	0.16

Net realized and unrealized gains (losses)	0.53	0.13

Total from investment operations	0.69	0.29

Less distributions from:

Net investment income	(0.16)	(0.16)

Net asset value, end of period	$12.63	$12.10

Total return[d]	5.75%	2.45%

Ratios to average net assets[e]

Expenses[f]	0.83%	0.83%

Net investment income	2.53%	2.81%

Supplemental data

Net assets, end of period (000’s)	$62,673	$39,129

Portfolio turnover rate	5.12%	13.97%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	87

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.09		$12.07		$12.27	$12.63	$12.69	$12.39

Income from investment operations[b]:

Net investment income[c]	0.17		0.35		0.35	0.37	0.40	0.41

Net realized and unrealized gains (losses)	0.54		0.02		(0.20)	(0.35)	(0.06)	0.30

Total from investment operations	0.71		0.37		0.15	0.02	0.34	0.71

Less distributions from:

Net investment income	(0.17)		(0.35)		(0.35)	(0.38)	(0.40)	(0.41)

Net asset value, end of period	$12.63		$12.09		$12.07	$12.27	$12.63	$12.69

Total return[d]	5.91%		3.16%		1.23%	0.11%	2.71%	5.78%

Ratios to average net assets[e]

Expenses	0.68%	[f]	0.68%	[f]	0.66%	0.65%	0.64%	0.65%

Net investment income	2.68%		2.96%		2.87%	2.99%	3.16%	3.23%

Supplemental data

Net assets, end of period (000’s)	$603,733		$588,878		$657,415	$695,040	$731,215	$719,848

Portfolio turnover rate	5.12%		13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

88	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.23		$12.21		$12.40	$12.76	$12.82	$12.51

Income from investment operations[b]:

Net investment income[c]	0.13		0.29		0.29	0.31	0.33	0.34

Net realized and unrealized gains (losses)	0.56		0.02		(0.20)	(0.37)	(0.06)	0.31

Total from investment operations	0.69		0.31		0.09	(0.06)	0.27	0.65

Less distributions from:

Net investment income	(0.14)		(0.29)		(0.28)	(0.30)	(0.33)	(0.34)

Net asset value, end of period	$12.78		$12.23		$12.21	$12.40	$12.76	$12.82

Total return[d]	5.65%		2.56%		0.74%	(0.45)%	2.12%	5.23%

Ratios to average net assets[e]

Expenses	1.23%	[f]	1.23%	[f]	1.21%	1.20%	1.19%	1.20%

Net investment income	2.13%		2.41%		2.32%	2.44%	2.61%	2.68%

Supplemental data

Net assets, end of period (000’s)	$147,117		$148,269		$203,925	$223,444	$217,904	$211,768

Portfolio turnover rate	5.12%		13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	89

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.11		$12.09		$12.40

Income from investment operations[b]:

Net investment income[c]	0.18		0.37		0.22

Net realized and unrealized gains (losses)	0.54		0.02		(0.32)

Total from investment operations	0.72		0.39		(0.10)

Less distributions from:

Net investment income	(0.18)		(0.37)		(0.21)

Net asset value, end of period	$12.65		$12.11		$12.09

Total return[d]	5.98%		3.30%		(0.80)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.56%		0.54%

Expenses net of waiver and payments by affiliates	0.53%	[f]	0.53%	[f]	0.51%

Net investment income	2.83%		3.11%		3.02%

Supplemental data

Net assets, end of period (000’s)	$8,511		$7,177		$8,342

Portfolio turnover rate	5.12%		13.97%		13.77%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

90	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.11		$12.09		$12.28	$12.64	$12.70	$12.40

Income from investment operations[b]:

Net investment income[c]	0.17		0.37		0.37	0.39	0.41	0.42

Net realized and unrealized gains (losses)	0.55		0.02		(0.19)	(0.36)	(0.06)	0.30

Total from investment operations	0.72		0.39		0.18	0.03	0.35	0.72

Less distributions from:

Net investment income	(0.18)		(0.37)		(0.37)	(0.39)	(0.41)	(0.42)

Net asset value, end of period	$12.65		$12.11		$12.09	$12.28	$12.64	$12.70

Total return[d]	5.96%		3.26%		1.41%	0.20%	2.81%	5.88%

Ratios to average net assets[e]

Expenses	0.58%	[f]	0.58%	[f]	0.56%	0.55%	0.54%	0.55%

Net investment income	2.78%		3.06%		2.97%	3.09%	3.26%	3.33%

Supplemental data

Net assets, end of period (000’s)	$183,125		$156,683		$160,199	$169,533	$121,685	$123,174

Portfolio turnover rate	5.12%		13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	91

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Minnesota Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.7%
Minnesota 98.7%
Alexandria ISD No. 206 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/37	$29,905,000	$31,386,494
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 5.00%, 2/01/37	11,700,000	12,340,926
Anoka-Hennepin ISD No. 11 GO,
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.25%, 2/01/37	5,355,000	5,696,970
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.375%, 2/01/43	6,020,000	6,396,250
Anoka and Hennepin Counties, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	5,965,622
Bemidji GO, Sales Tax, Pre-Refunded, 5.25%, 2/01/38	12,055,000	12,759,133
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,267,562
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,276,990
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,337,492
Brainerd ISD No. 181 GO,
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/32	3,065,000	3,557,116
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/39	10,600,000	11,920,972
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/42	1,900,000	2,127,981
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series C, 5.00%, 2/01/28	3,735,000	4,580,641
Cambridge ISD No. 911 GO,
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,554,243
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,746,742
Center City Health Care Facilities Revenue, Hazelden Betty Ford Foundation Project, Refunding, 4.00%, 11/01/41	1,000,000	1,121,830
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,249,544
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,744,362
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/32	1,450,000	993,700
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/34	1,600,000	993,888
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/35	350,000	207,102
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,285,402
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	825,000	840,155
Dawson-Boyd ISD, No. 378 GO, School Building, Series A, 3.125%, 2/01/40	2,965,000	3,138,868
Duluth EDA Health Care Facilities Revenue,
Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/53	15,900,000	19,127,859
Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/58	13,035,000	15,593,640

92	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Duluth ISD No. 709 COP,
Refunding, Series A, 5.00%, 2/01/25	$1,015,000	$1,199,162
Refunding, Series A, 5.00%, 2/01/26	2,740,000	3,319,181
Refunding, Series A, 4.00%, 2/01/27	3,750,000	4,249,050
Refunding, Series A, 4.00%, 2/01/28	1,500,000	1,696,410
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	3,450,000	3,876,385
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,965,159
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,727,552
Farmington ISD No. 192 GO, School Building, Series A, 4.00%, 2/01/28	3,830,000	4,403,964
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Anoka County, Series A, 4.00%, 2/01/29	2,220,000	2,549,559
Fridley MFHR, Village Green Apartments Project, 3.75%, 11/01/34	10,000,000	11,405,100
Hastings ISD No. 200 GO,
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/38	4,685,000	2,635,734
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/39	4,685,000	2,520,671
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/40	4,685,000	2,409,636
Hennepin County Regional Railroad Authority GO,
Limited Tax, Series A, 5.00%, 12/01/35	4,480,000	5,792,102
Limited Tax, Series A, 5.00%, 12/01/36	5,220,000	6,728,737
Refunding, Series A, 4.00%, 12/01/27	2,475,000	2,491,880
Refunding, Series A, 4.00%, 12/01/28	1,590,000	1,600,637
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,558,879
Hopkins Public Schools ISD No. 270 GO,
Hennepin County, Facilities Maintenance, Series A, 3.00%, 2/01/33	5,640,000	5,966,894
Hennepin County, Facilities Maintenance, Series A, 3.00%, 2/01/34	2,450,000	2,584,015
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	3,008,760
Jordan ISD No. 717 GO,
School Building, Refunding, Series A, 5.00%, 2/01/32	1,605,000	1,814,388
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,649,946
School Building, Series A, 5.00%, 2/01/33	1,700,000	1,919,963
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,037,899
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,130,460
School Building, Series A, Pre-Refunded, 5.00%, 2/01/32	395,000	445,967
Lakeville GO, Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,825,822
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,714,682
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO,
Transit, Series A, 3.00%, 3/01/29	6,400,000	7,007,424
Wastewater Revenue, Refunding, Series C, 3.00%, 3/01/30	3,305,000	3,584,504
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,031,920
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26	2,000,000	2,511,580
Allina Health System, Refunding, Series A, 5.00%, 11/15/27	2,000,000	2,524,180

franklintempleton.com	Semiannual Report	93

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minneapolis GO,
Capital Improvement, Green Bonds, 4.00%, 12/01/43	$5,000,000	$5,629,450
Capital Improvement, Green Bonds, 4.00%, 12/01/46	3,500,000	3,932,005
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,701,400
Fairview Health Services, Series A, 5.00%, 11/15/49	6,000,000	7,291,800
Minneapolis Special School District No. 1 GO, Long-Term Facilities Maintenance, Series B, 5.00%, 2/01/30	2,590,000	3,339,986
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	9,408,771
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,521,404
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,928,290
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41	19,655,000	23,730,071
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46	15,500,000	18,592,870
[a]Airport, Subordinate, Refunding, Series A, 5.00%, 1/01/44	4,750,000	5,959,587
Airport, Subordinate, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,630,875
Airport, Subordinate, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,443,613
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/30	14,600,000	14,812,868
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24	17,010,000	19,939,802
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	16,852,666
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,575,887
Board of Trustees, Fund, Series A, 5.00%, 10/01/28	2,135,000	2,293,353
Board of Trustees, Fund, Series A, 4.625%, 10/01/29	6,615,000	6,632,596
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	3,615,000	4,213,680
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	3,000,000	3,213,510
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	5,158,900
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,642,145
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,749,150
Various Purpose, Series A, 5.00%, 8/01/28	4,215,000	5,287,591
Various Purpose, Series A, 5.00%, 8/01/31	5,000,000	6,524,800
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,038,900
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	15,670,381
Various Purpose, Series H, 5.00%, 11/01/27	325,000	327,041
Various Purpose, Series H, Pre-Refunded, 5.00%, 11/01/27	2,175,000	2,188,659
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31	2,290,000	2,367,448
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,275,000	1,330,424
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,165,000	2,194,401
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,681,652
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,380,505
[a]State Appropriation Bonds, Housing Infrastructure, Series C, 4.00%, 8/01/39	1,000,000	1,147,330

94	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Refunding, 4.00%, 3/01/47	$3,575,000	$4,011,007
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,713,900
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	568,315
Macalester College, Refunding, 3.00%, 3/01/33	3,010,000	3,190,028
Macalester College, Refunding, 4.00%, 3/01/42	900,000	1,004,391
Macalester College, Series 7-I, Pre-Refunded, 5.00%, 6/01/35	5,000,000	5,146,950
University of St. Thomas, 5.00%, 10/01/40	2,260,000	2,849,295
University of St. Thomas, 4.00%, 10/01/44	2,745,000	3,149,531
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	1,720,000	2,056,862
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/36	750,000	851,610
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/37	750,000	849,023
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/29	5,420,000	5,435,935
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/39	4,485,000	4,498,006
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,770,234
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41	4,680,000	5,214,269
5.00%, 10/01/47	4,650,000	5,551,588
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,391,437
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,317,132
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,093,980
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,171,200
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,176,533
Series A, 5.25%, 10/01/35	12,000,000	12,509,400
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/22	3,090,000	3,215,547
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/23	3,045,000	3,167,409
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/24	3,245,000	3,368,927
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/25	2,000,000	2,076,100
Northern Municipal Power Agency Electric System Revenue,
Refunding, 5.00%, 1/01/41	800,000	952,032
Series A, 5.00%, 1/01/30	1,190,000	1,321,317
Prior Lake ISD No. 719 GO,
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/27	10,545,000	9,355,419
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/28	13,055,000	11,299,102
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/30	9,010,000	7,200,522
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/31	5,310,000	4,084,186
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,144,813
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,258,084

franklintempleton.com	Semiannual Report	95

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42	$2,000,000	$2,408,080
Refunding, Series A, 5.00%, 12/01/47	9,210,000	11,053,105
Series B, 5.00%, 12/01/43	1,000,000	1,142,170
Rochester Health Care Facilities Revenue,
Mayo Clinic, 4.00%, 11/15/48	6,000,000	6,772,920
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33	4,425,000	6,269,207
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34	10,235,000	14,656,418
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35	5,000,000	7,230,850
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36	4,200,000	6,127,170
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,113,050
Mayo Clinic, Series E, 5.00%, 11/15/38	20,000,000	20,452,200
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%, 2/01/21	1,365,000	1,422,316
Roseville ISD No. 623 GO,
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 5.00%, 2/01/30	3,700,000	4,588,370
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/34	9,535,000	10,830,806
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	3,000,000	1,842,210
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,662,587
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,963,237
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	3,020,000	1,650,037
South Washington ISD No. 833 GO, South Washington County Schools, Facilities Maintenance, Series C, 4.00%, 2/01/29	5,260,000	6,058,152
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,983,632
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,831,440
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,904,379
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,874,000
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,995,420
Series A, 5.00%, 1/01/42	1,315,000	1,613,689
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30	750,000	768,683
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	13,684,535
CentraCare Health System, Refunding, Series A, 5.00%, 5/01/46	4,650,000	5,487,186
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	9,492,812
St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38	1,000,000	1,090,390
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28	2,080,000	2,365,917
Series B, 4.00%, 2/01/30	4,060,000	4,662,951
Series B, 4.00%, 2/01/36	2,500,000	2,799,750
Series B, 4.00%, 2/01/37	2,250,000	2,512,598
St. Francis ISD No. 15 GO,
School Building, Series A, 4.00%, 2/01/37	1,025,000	1,090,908
School Building, Series A, 3.50%, 2/01/41	6,350,000	6,562,344
St. Michael Albertville ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	10,900,449

96	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	$2,440,000	$2,460,472
Allina Health System, Series A-1, Pre-Refunded, 5.25%, 11/15/29	2,560,000	2,580,762
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,304,548
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30	1,385,000	1,407,880
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31	1,195,000	1,212,686
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	1,000,000	1,173,840
Series G, 5.00%, 11/01/32	1,000,000	1,177,890
University of Minnesota GO,
Refunding, Series A, 5.00%, 4/01/39	1,805,000	2,317,277
Refunding, Series A, 5.00%, 4/01/41	6,045,000	7,724,482
Refunding, Series A, 5.00%, 4/01/44	8,505,000	10,811,046
Refunding, Series B, 5.00%, 12/01/30	5,575,000	7,153,171
Series A, 5.00%, 4/01/41	5,000,000	6,007,050
Series A, 5.00%, 9/01/42	4,410,000	5,457,110
Series B, 5.00%, 1/01/38	4,500,000	5,133,915
University of Minnesota Revenue,
Special Purpose, State Supported Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,334,750
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	6,123,350
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	7,225,000	8,733,146
Waterville-Elysian-Morristown ISD No. 2143 GO, School Building, Series A, 3.00%, 2/01/32	1,995,000	2,128,126
West St. Paul-Mendota Heights-Eagan ISD No. 197 GO, Dakota County, School Building, Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/34	2,655,000	3,049,294
Western Minnesota Municipal Power Agency Revenue,
Power Supply, Series A, 5.00%, 1/01/49	5,000,000	6,200,850
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,621,050
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,781,544
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,341,540
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,606,180
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,439,558
Series A, 5.00%, 1/01/40	8,075,000	9,225,122
Series A, 5.00%, 1/01/46	11,870,000	13,522,067
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	500,000	509,870

Total Municipal Bonds before Short Term Investments (Cost $927,000,235)		991,800,125

franklintempleton.com	Semiannual Report	97

FRANKLIN TAX-FREE TRUST

NOTES TO STATEMENTS OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 1.3%

Municipal Bonds 1.3%
Minnesota 1.3%
[b]Minneapolis and St. Paul Housing and RDA Health Care System Revenue,

Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.37%, 11/15/35	$5,040,000	$5,040,000
Allina Health System, Refunding, Series B-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.37%, 11/15/35	7,650,000	7,650,000

[b]Minnesota State Higher Education Facilities Authority Revenue, St. Paul Concordia University, Series Six-Q, LOC US Bank National Association, Daily VRDN and Put, 1.45%, 4/01/37	1,000,000	1,000,000

Total Short Term Investments (Cost $13,690,000)		13,690,000

Total Investments (Cost $940,690,235) 100.0%		1,005,490,125

Other Assets, less Liabilities (0.0)%†		(332,612)

Net Assets 100.0%		$1,005,157,513

See Abbreviations on page 160.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

98	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Ohio Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.49	$12.38

Income from investment operations[b]:

Net investment income[c]	0.18	0.17

Net realized and unrealized gains (losses)	0.54	0.11

Total from investment operations	0.72	0.28

Less distributions from:

Net investment income	(0.18)	(0.17)

Net asset value, end of period	$13.03	$12.49

Total return[d]	5.82%	2.30%

Ratios to average net assets[e]

Expenses[f]	0.80%	0.80%

Net investment income	2.74%	2.88%

Supplemental data

Net assets, end of period (000’s)	$108,892	$75,132

Portfolio turnover rate	2.27%	13.09%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	99

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.49		$12.46		$12.56	$12.90	$12.91	$12.44

Income from investment operations[b]:

Net investment income[c]	0.19		0.38		0.38	0.41	0.44	0.46

Net realized and unrealized gains (losses)	0.53		0.03		(0.10)	(0.34)	(0.01)	0.49

Total from investment operations	0.72		0.41		0.28	0.07	0.43	0.95

Less distributions from:

Net investment income	(0.19)		(0.38)		(0.38)	(0.41)	(0.44)	(0.48)

Net asset value, end of period	$13.02		$12.49		$12.46	$12.56	$12.90	$12.91

Total return[d]	5.82%		3.34%		2.26%	0.52%	3.43%	7.76%

Ratios to average net assets[e]

Expenses	0.65%	[f]	0.65%	[f]	0.64%	0.63%	0.63%	0.63%

Net investment income	2.89%		3.03%		3.02%	3.17%	3.41%	3.65%

Supplemental data

Net assets, end of period (000’s)	$1,000,627		$985,590		$1,090,194	$1,120,704	$1,186,318	$1,160,630

Portfolio turnover rate	2.27%		13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

100	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.66		$12.63		$12.72	$13.06	$13.07	$12.58

Income from investment operations[b]:

Net investment income[c]	0.15		0.31		0.32	0.34	0.37	0.40

Net realized and unrealized gains (losses)	0.55		0.03		(0.10)	(0.34)	(0.01)	0.50

Total from investment operations	0.70		0.34		0.22	—	0.36	0.90

Less distributions from:

Net investment income	(0.16)		(0.31)		(0.31)	(0.34)	(0.37)	(0.41)

Net asset value, end of period	$13.20		$12.66		$12.63	$12.72	$13.06	$13.07

Total return[d]	5.54%		2.72%		1.75%	(0.05)%	2.82%	7.25%

Ratios to average net assets[e]

Expenses	1.20%	[f]	1.20%	[f]	1.19%	1.18%	1.18%	1.18%

Net investment income	2.34%		2.48%		2.47%	2.62%	2.86%	3.10%

Supplemental data

Net assets, end of period (000’s)	$211,422		$215,045		$308,088	$330,566	$322,560	$312,055

Portfolio turnover rate	2.27%		13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	101

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)		Year Ended February 28,
			2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.50		$12.47		$12.73

Income from investment operations[b]:

Net investment income[c]	0.19		0.39		0.23

Net realized and unrealized gains (losses)	0.55		0.03		(0.26)

Total from investment operations	0.74		0.42		(0.03)

Less distributions from:

Net investment income	(0.20)		(0.39)		(0.23)

Net asset value, end of period	$13.04		$12.50		$12.47

Total return[d]	5.97%		3.47%		(0.24)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%		0.53%		0.52%

Expenses net of waiver and payments by affiliates	0.51%	[f]	0.51%	[f]	0.50%

Net investment income	3.03%		3.17%		3.16%

Supplemental data

Net assets, end of period (000’s)	$8,457		$6,942		$7,847

Portfolio turnover rate	2.27%		13.09%		15.46%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

102	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)		Year Ended February 28,
			2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.50		$12.47		$12.57	$12.91	$12.92	$12.44

Income from investment operations[b]:

Net investment income[c]	0.19		0.39		0.40	0.42	0.45	0.48

Net realized and unrealized gains (losses)	0.55		0.03		(0.10)	(0.34)	(0.01)	0.49

Total from investment operations	0.74		0.42		0.30	0.08	0.44	0.97

Less distributions from:

Net investment income	(0.20)		(0.39)		(0.40)	(0.42)	(0.45)	(0.49)

Net asset value, end of period	$13.04		$12.50		$12.47	$12.57	$12.91	$12.92

Total return[d]	5.95%		3.43%		2.36%	0.62%	3.53%	7.95%

Ratios to average net assets[e]

Expenses	0.55%	[f]	0.55%	[f]	0.54%	0.53%	0.53%	0.53%

Net investment income	2.99%		3.13%		3.12%	3.27%	3.51%	3.75%

Supplemental data

Net assets, end of period (000’s)	$209,813		$179,427		$170,329	$143,603	$80,279	$73,386

Portfolio turnover rate	2.27%		13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	103

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Ohio Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.2%
Ohio 99.2%
Akron Income Tax Revenue,
Community Learning Centers, Pre-Refunded, 5.00%, 12/01/33	$4,250,000	$4,707,343
Community Learning Centers, Series A, Pre-Refunded, 4.50%, 12/01/33	10,000,000	10,257,100
Akron Waterworks System Mortgage Revenue, Improvement and Refunding, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,002,700
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Series A, Pre-Refunded, 5.25%, 6/01/38	15,000,000	15,451,500
Catholic Healthcare Partners, Series B, Pre-Refunded, 5.25%, 9/01/27	7,570,000	7,874,390
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,699,775
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,105,180
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/46	5,000,000	5,832,400
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,788,150
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/37	3,700,000	4,517,219
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	3,500,000	4,261,180
Prairie State Energy Campus Project, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	10,926,900
Solar Electricity Prepayment Project, Green Bonds, Series A, 5.00%, 2/15/44	3,345,000	4,082,907
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/39	3,000,000	3,300,960
Apollo Career Center Joint Vocational School District GO, Counties of Allen Auglaize Hardin Hancock Putnam and Van Wert, Various Purpose School Improvement, Refunding, 4.00%, 12/01/39	6,530,000	7,397,315
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49	6,685,000	6,703,384
Bath Local School District GO,
Allen County, School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,320,291
Allen County, School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,594,877
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,152,100
Big Walnut Local School District GO, Delaware County, School Facilities Construction and Improvement, 5.00%, 12/01/53	9,155,000	11,183,382
Bloom-Carroll Local School District GO, County of Fairfield, School Improvement, Series A, 5.00%, 11/01/55	7,025,000	8,544,999
Bluffton Village Hospital Facilities Revenue,
Blanchard Valley Health System, Refunding, 4.00%, 12/01/33	1,655,000	1,844,249
Blanchard Valley Health System, Refunding, 4.00%, 12/01/34	1,900,000	2,110,767
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42	3,250,000	3,896,653
Brecksville-Broadview Heights City School District GO, School Facilities Improvement, 5.25%, 12/01/54	7,390,000	8,396,518
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43	3,000,000	3,154,590
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49	7,780,000	8,204,866
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/38	1,905,000	2,313,813
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49	9,000,000	10,763,460
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	8,942,197
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,379,000
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,300,700
UC Health, Refunding, 4.00%, 11/15/35	2,000,000	2,246,360
UC Health, Refunding, 4.00%, 11/15/36	2,140,000	2,397,100
UC Health, Refunding, 4.00%, 11/15/37	1,500,000	1,675,215

104	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Butler County Hospital Facilities Revenue, (continued)
UC Health, Refunding, 5.00%, 11/15/45	$20,270,000	$23,589,618
Canal Winchester Local School District GO,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/32	3,955,000	2,958,538
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/33	2,000,000	1,456,660
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,624,241
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,466,606
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,806,835
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,775,822
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,745,571
Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/37	5,000,000	6,087,150
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	19,514,828
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,946,067
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,793,760
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,238,710
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,617,570
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,348,240
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,032,540
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,118,790
[a]Cleveland Public Library Facilities Notes Revenue, Cuyahoga County, Series A, 4.00%, 12/01/45	5,000,000	5,727,150
Cleveland Public Power System Revenue, Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	5,730,200
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41	2,000,000	2,352,040
Columbus GO,
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	5,000,000	6,388,550
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	5,859,500
Various Purpose, Series A, 5.00%, 4/01/34	7,000,000	9,062,270
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,064,179
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,251,184
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,819,262
Library Fund Facilities Notes, Series 1, Pre-Refunded, 4.00%, 12/01/27	3,765,000	3,903,514
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	6,212,850
Refunding, 4.00%, 6/01/31	15,000,000	16,760,700
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,330,250
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,541,485
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/27	15,000,000	15,693,900
Cuyahoga County Excise Tax Revenue, Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	576,265

franklintempleton.com	Semiannual Report	105

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Dayton City School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 11/01/30	$5,000,000	$6,663,450
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	21,348,000
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding, Series A, 5.25%, 12/01/53	3,000,000	3,508,590
Defiance City School District GO, Defiance and Paulding Counties, Various Purpose, Refunding, 5.00%, 12/01/46	6,635,000	7,327,230
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	6,924,120
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,035,440
Dublin City School District GO, Franklin Delaware and Union Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/44	10,000,000	11,388,600
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43	5,500,000	6,555,780
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	23,603,000
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series A, 4.00%, 11/01/44	7,050,000	7,847,849
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34	2,600,000	3,199,248
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40	5,000,000	5,595,550
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,398,109
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded, 5.25%, 11/01/40	5,000,000	5,032,150
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	7,500,000	8,969,400
Franklin County Sales Tax Revenue, Various Purpose, 5.00%, 6/01/43	6,000,000	7,499,400
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement, Series A, 5.00%, 1/15/49	13,970,000	16,356,635
Grandview Heights City School District GO,
Franklin County, School Facilities Construction and Improvement, 4.00%, 12/01/51	1,980,000	2,235,380
Franklin County, School Facilities Construction and Improvement, 5.00%, 12/01/53	2,150,000	2,671,010
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,175,800
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, Pre- Refunded, 5.00%, 10/01/44	6,205,000	6,940,665
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%, 8/15/42	5,000,000	5,960,950
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,192,500
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,153,370
Highland Local School District GO, Medina and Summit Counties, School Improvement, Series A, 5.25%, 12/01/54	12,000,000	13,481,520
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,183,934
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,459,750
School Improvement, 4.00%, 12/01/46	10,000,000	11,071,500
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,542,570
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,047,300
Hudson City School District GO, School Improvement, 4.00%, 12/01/45	18,870,000	20,676,991

106	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Indian Creek Local School District GO,
School Facilities Construction and Improvement, Jefferson County, Series A, 5.00%, 11/01/55	$3,000,000	$3,627,120
School Facilities Construction and Improvement, Jefferson County, Series B, BAM Insured, 5.00%, 11/01/55	3,910,000	4,691,805
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	28,773,562
Lakewood City School District GO, School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 11/01/43	10,895,000	12,239,225
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,561,420
Butler County, Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,796,364
Lancaster City School District GO,
Fairfield County, School Facilities Construction and Improvement, 5.00%, 10/01/49	9,540,000	10,461,659
Fairfield County, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/49	460,000	513,797
Little Miami Local School District GO,
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%, 11/01/43	1,000,000	1,175,260
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%, 11/01/48	2,460,000	2,868,114
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	13,107,367
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured, ETM, 5.50%, 10/15/25	3,585,000	4,081,307
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	983,640
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	969,790
Marysville Wastewater Treatment System Revenue,
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,257,888
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	10,199,901
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,904,595
Miami County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, Refunding and Improvement, 5.00%, 8/01/49	12,000,000	14,386,800
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,289,120
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,705,468
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	4,062,940
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	6,001,750
Miami Valley Career Technology Center GO, Montgomery Butler Champaign Darke Greene Miami Preble Shelby and Warren Counties, Various Purpose School Improvement, 5.00%, 12/01/44	20,000,000	24,535,000
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/40	2,625,000	2,929,185
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/48	15,000,000	16,692,900
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,373,591
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,224,113
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,389,838
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,544,000

franklintempleton.com	Semiannual Report	107

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32	$5,500,000	$6,485,105
[a]Wastewater Improvement, Refunding, 3.00%, 11/15/35	4,500,000	4,814,145
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	11,396,500
Wastewater Improvement, Refunding, 4.00%, 11/15/49	6,000,000	6,487,860
Northeastern Local School District GO,
Counties of Clark and Champaign, School Improvement, AGMC Insured, 5.25%, 12/01/45	5,420,000	6,842,045
Counties of Clark and Champaign, School Improvement, AGMC Insured, 4.00%, 12/01/55	5,000,000	5,554,350
Northmont City School District GO, School Improvement, Series A, Pre-Refunded, 5.00%, 11/01/49	5,130,000	5,565,845
Northwest Local School District GO, Hamilton and Butler Counties, School Improvement, 5.00%, 12/01/45	3,760,000	4,286,738
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46	5,000,000	5,856,250
School Improvement, Series A, 5.25%, 11/01/51	7,645,000	9,061,389
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO, AGMC Insured, 5.25%, 12/01/23	540,000	541,615
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,366,210
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36	5,000,000	5,765,700
Common School, Series A, 5.00%, 6/15/38	10,000,000	12,059,500
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%, 5/01/33	1,000,000	1,282,520
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%, 5/01/34	4,000,000	5,111,440
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	7,227,180
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,582,015
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	22,333,989
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,712,786
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	2,925,040
Kenyon College 2010 Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	21,153,389
Kenyon College 2010 Project, Refunding, 5.25%, 7/01/44	9,540,000	9,837,648
Kenyon College 2016 Project, Refunding, 5.00%, 7/01/42	10,500,000	12,402,180
Kenyon College 2016 Project, Refunding, 4.00%, 7/01/44	10,000,000	10,985,200
Kenyon College 2017 Project, 5.00%, 7/01/42	1,250,000	1,506,963
Kenyon College 2017 Project, 4.00%, 7/01/47	5,000,000	5,537,950
Xavier University Project, 5.00%, 5/01/40	14,500,000	14,782,750
Xavier University Project, 4.375%, 5/01/42	8,070,000	8,873,368
Ohio State Higher Educational Facility Revenue, University of Dayton 2018 Project, Series A, 4.00%, 12/01/43	11,885,000	13,360,760
Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35	10,000,000	10,680,500
Ohio State Turnpike and Infrastructure Commission Revenue,
Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43	10,485,000	5,464,992
Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33	4,200,000	4,728,738
Ohio State Turnpike Commission Revenue, Capital Appreciation, junior lien, Series A-2, BAM Insured, zero cpn., 2/15/38	3,665,000	2,352,270
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	33,350,000	41,153,566

108	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30	$4,325,000	$4,826,916
Olentangy Local School District GO, Delaware and Franklin Counties, School Facilities Construction and Improvement, 4.00%, 12/01/46	15,235,000	16,813,498
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%, 12/01/38	3,225,000	3,783,989
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,140,400
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	3,446,820
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	3,333,900
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	14,025,600
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46	2,000,000	2,339,820
Revere Local School District GO,
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/42	3,025,000	3,350,520
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/45	2,560,000	2,835,482
Riverside Local School District GO, School Construction and Improvement, Refunding, Series A, BAM Insured, 5.00%, 10/01/47	5,000,000	5,755,950
Ross County Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/49	5,000,000	6,108,050
Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, 5.00%, 11/01/50	6,000,000	6,508,200
Sheffield Lake City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/37	9,635,000	9,725,221
South-Western City School District of Ohio Franklin and Pickaway Counties GO,
School Facilities Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,461,600
[a]School Facilities Construction and Improvement, Series A, 4.00%, 12/01/48	3,500,000	4,016,495
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,647,132
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,619,520
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43	3,760,000	4,191,686
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,900,855
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,618,565
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	8,683,219
Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,841,055
Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	11,397,500
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,862,322
Toledo City School District GO, School Facilities Improvement, Series B, Pre-Refunded, 5.00%, 12/01/32	7,830,000	8,807,732
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,522,925
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,138,780
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%, 12/01/26	1,500,000	1,504,440
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,633,765
Series A, 4.00%, 11/15/36	9,125,000	9,541,739
Union County GO, Memorial Hospital, 5.00%, 12/01/47	5,000,000	5,981,350

franklintempleton.com	Semiannual Report	109

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	$4,365,000	$5,128,482
Refunding, Series A, 5.00%, 1/01/36	11,065,000	13,302,343
Refunding, Series A, 5.00%, 1/01/38	13,225,000	15,824,109
Refunding, Series A, 5.00%, 1/01/42	5,725,000	7,044,784
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	7,256,880
University of Cincinnati General Receipts Revenue,
Refunding, Series A, 4.00%, 6/01/48	10,000,000	11,175,400
Refunding, Series F, 5.00%, 6/01/32	5,800,000	6,060,188
Series C, 5.00%, 6/01/39	6,255,000	7,051,699
Series F, Pre- Refunded, 5.00%, 6/01/32	5,000	5,236
University of Ohio General Receipts Revenue, Refunding, Series A, 5.00%, 12/01/44	7,000,000	8,420,230
Upper Arlington City School District GO, Franklin County, School Facilities Construction and Improvement Bonds, Refunding, Series A, 5.00%, 12/01/48	13,000,000	15,945,150
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,856,748
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,228,691
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,681,500
Winton Woods City School District GO, County of Hamilton, Board of Education, Classroom Facilities, Refunding, 4.00%, 11/01/43	7,000,000	7,839,440
Wyoming City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/42	7,250,000	8,030,173
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 12/01/40	7,285,000	8,443,242

Total Municipal Bonds before Short Term Investments (Cost $1,414,075,104)		1,526,855,532

Short Term Investments 0.9%

Municipal Bonds 0.9%
Ohio 0.9%
[b]Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series C, LOC Bank of Montreal, Daily VRDN and Put, 1.48%, 6/01/34	1,000,000	1,000,000
[b]Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.35%, 1/01/39	13,495,000	13,495,000

Total Short Term Investments (Cost $14,495,000)		14,495,000

Total Investments (Cost $1,428,570,104) 100.1%		1,541,350,532

Other Assets, less Liabilities (0.1)%		(2,139,870)

Net Assets 100.0%		$1,539,210,662

See Abbreviations on page 160.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

110	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Oregon Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.37	$11.30

Income from investment operations[b]:

Net investment income[c]	0.15	0.16

Net realized and unrealized gains (losses)	0.48	0.07

Total from investment operations	0.63	0.23

Less distributions from:

Net investment income	(0.17)	(0.16)

Net asset value, end of period	$11.83	$11.37

Total return[d]	5.55%	2.09%

Ratios to average net assets[e]

Expenses[f]	0.80%	0.80%

Net investment income	2.68%	3.05%

Supplemental data

Net assets, end of period (000’s)	$110,391	$62,119

Portfolio turnover rate	10.62%	9.09%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.36		$11.37	$11.60	$11.89	$12.02	$11.69

Income from investment operations[b]:

Net investment income[c]	0.16		0.36	0.37	0.40	0.42	0.46

Net realized and unrealized gains (losses)	0.48		(0.01)	(0.22)	(0.29)	(0.12)	0.33

Total from investment operations	0.64		0.35	0.15	0.11	0.30	0.79

Less distributions from:

Net investment income	(0.18)		(0.36)	(0.38)	(0.40)	(0.43)	(0.46)

Net asset value, end of period	$11.82		$11.36	$11.37	$11.60	$11.89	$12.02

Total return[d]	5.63%		3.13%	1.29%	0.90%	2.54%	6.88%

Ratios to average net assets[e]

Expenses	0.65%	[f]	0.65% [f]	0.64%	0.63%	0.63%	0.63%

Net investment income	2.83%		3.20%	3.22%	3.37%	3.55%	3.84%

Supplemental data

Net assets, end of period (000’s)	$871,401		$843,042	$932,929	$962,953	$960,516	$951,107

Portfolio turnover rate	10.62%		9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

112	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.54		$11.55	$11.77	$12.06	$12.19	$11.84

Income from investment operations[b]:

Net investment income[c]	0.13		0.30	0.32	0.34	0.36	0.40

Net realized and unrealized gains (losses)	0.48		(0.01)	(0.22)	(0.30)	(0.13)	0.35

Total from investment operations	0.61		0.29	0.10	0.04	0.23	0.75

Less distributions from:

Net investment income	(0.14)		(0.30)	(0.32)	(0.33)	(0.36)	(0.40)

Net asset value, end of period	$12.01		$11.54	$11.55	$11.77	$12.06	$12.19

Total return[d]	5.36%		2.51%	0.80%	0.32%	1.95%	6.38%

Ratios to average net assets[e]

Expenses	1.20%	[f]	1.20% [f]	1.19%	1.18%	1.18%	1.18%

Net investment income	2.28%		2.65%	2.67%	2.82%	3.00%	3.29%

Supplemental data

Net assets, end of period (000’s)	$129,753		$128,133	$175,054	$197,041	$190,047	$186,572

Portfolio turnover rate	10.62%		9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	113

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.37		$11.38	$11.66

Income from investment operations[b]:

Net investment income[c]	0.17		0.38	0.23

Net realized and unrealized gains (losses)	0.47		(0.02)	(0.29)

Total from investment operations	0.64		0.36	(0.06)

Less distributions from:

Net investment income	(0.18)		(0.37)	(0.22)

Net asset value, end of period	$11.83		$11.37	$11.38

Total return[d]	5.70%		3.24%	(0.50)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%		0.53%	0.53%

Expenses net of waiver and payments by affiliates	0.52%	[f]	0.52% [f]	0.51%

Net investment income	2.96%		3.33%	3.35%

Supplemental data

Net assets, end of period (000’s)	$17,121		$13,308	$13,217

Portfolio turnover rate	10.62%		9.09%	12.63%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

114	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.37		$11.38	$11.61	$11.90	$12.03	$11.70

Income from investment operations[b]:

Net investment income[c]	0.17		0.37	0.39	0.41	0.43	0.47

Net realized and unrealized gains (losses)	0.48		(0.01)	(0.23)	(0.29)	(0.12)	0.33

Total from investment operations	0.65		0.36	0.16	0.12	0.31	0.80

Less distributions from:

Net investment income	(0.18)		(0.37)	(0.39)	(0.41)	(0.44)	(0.47)

Net asset value, end of period	$11.84		$11.37	$11.38	$11.61	$11.90	$12.03

Total return[d]	5.77%		3.22%	1.38%	0.99%	2.64%	6.99%

Ratios to average net assets[e]

Expenses	0.55%	[f]	0.55% [f]	0.54%	0.53%	0.53%	0.53%

Net investment income	2.93%		3.30%	3.32%	3.47%	3.65%	3.94%

Supplemental data

Net assets, end of period (000’s)	$124,362		$107,253	$101,300	$96,539	$51,607	$50,011

Portfolio turnover rate	10.62%		9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	115

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Oregon Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.5%
Oregon 97.1%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$4,250,000	$4,916,740
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,868,055
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,438,420
Central Lincoln People’s Utility District Revenue, Electric System, 5.00%, 12/01/45	2,900,000	3,430,439
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,120,855
Washington County, 5.00%, 8/01/42	20,915,000	22,897,951
Washington County, 5.00%, 8/01/45	23,545,000	27,601,097
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38	760,000	898,556
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/39	1,000,000	1,179,690
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40	1,250,000	1,471,363
Clackamas County School District No. 12 North Clackamas GO,
5.00%, 6/15/41	4,720,000	5,924,544
5.00%, 6/15/42	1,750,000	2,191,245
Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	4,682,100
Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	7,583,800
Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	7,040,355
Series B, 5.00%, 6/15/34	8,000,000	9,993,840
Series B, 5.00%, 6/15/37	10,000,000	12,392,100
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	7,779,575
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	7,735,904
Clackamas County School District No. 62 Oregon City GO,
Full Faith and Credit, MAC Insured, Pre-Refunded, 5.00%, 6/01/39	550,000	647,994
Full Faith and Credit, Refunding, 5.00%, 6/01/34	990,000	1,146,984
Full Faith and Credit, Refunding, 5.00%, 6/01/34	780,000	918,973
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/29	560,000	654,741
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/39	700,000	814,135
Full Faith and Credit Obligations, Pre-Refunded, MAC Insured, 5.00%, 6/01/29	440,000	518,395
Refunding, Series B, 5.00%, 6/15/49	20,000,000	24,675,800
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,783,941
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43.	1,970,000	2,306,023
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,332,993
Coos County School District No. 9 Coos Bay GO, 5.00%, 6/15/43	5,005,000	6,232,927
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,051,783
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,104,162
Deschutes County Hospital Facility Authority Hospital Revenue, St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,695,197
Eugene Electric Utility System Revenue,
5.00%, 8/01/47	3,580,000	4,364,915
Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,252,359
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,720,369

116	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36	$2,500,000	$2,821,275
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37	3,500,000	3,683,085
Independence GO,
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,175,262
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,097,947
Jackson County School District No. 5 Ashland GO,
5.00%, 6/15/40	5,015,000	6,440,764
5.00%, 6/15/41	5,475,000	7,011,942
5.00%, 6/15/42	5,970,000	7,631,630
5.00%, 6/15/43	6,495,000	8,279,956
5.00%, 6/15/44	6,000,000	7,638,120
Jackson County School District No. 6 Central Point GO,
Deferred Interest, Series B, zero cpn., 6/15/40	705,000	378,303
Deferred Interest, Series B, zero cpn., 6/15/41	710,000	365,189
Deferred Interest, Series B, zero cpn., 6/15/42	610,000	301,224
Deferred Interest, Series B, zero cpn., 6/15/43	820,000	388,270
Deferred Interest, Series B, zero cpn., 6/15/44	1,115,000	505,140
Deferred Interest, Series B, zero cpn., 6/15/45	985,000	428,485
Deferred Interest, Series B, zero cpn., 6/15/46	1,190,000	494,302
Deferred Interest, Series B, zero cpn., 6/15/47	1,170,000	466,374
Deferred Interest, Series B, zero cpn., 6/15/48	1,320,000	505,732
Deferred Interest, Series B, zero cpn., 6/15/49	1,270,000	467,563
Jefferson County School District No. 509J GO,
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/30	1,000,000	1,135,210
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/31	1,410,000	1,596,740
Jefferson and Wasco Counties, Series B, 5.00%, 6/15/30	2,000,000	2,270,420
Jefferson School District No. 14J GO, Marion and Linn Counties, Series B, 5.00%, 6/15/41	1,360,000	1,655,990
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31	1,725,000	1,729,847
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,313,004
5.00%, 6/15/30	1,095,000	1,243,055
5.00%, 6/15/31	1,000,000	1,132,440
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	1,000,000	1,170,900
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/30	3,175,000	3,915,473
Series A, 5.00%, 6/15/33	2,115,000	2,585,799
Series A, 5.00%, 6/15/36	2,000,000	2,427,960
Linn and Marion Counties School District No. 129J Santiam Canyon GO,
5.00%, 6/15/39	1,000,000	1,278,360
5.00%, 6/15/44	2,330,000	2,949,524
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	25,712,500
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,322,757
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/33	1,500,000	1,661,535
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/42	9,420,000	10,334,870

franklintempleton.com	Semiannual Report	117

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Metro Dedicated Tax Revenue,
Oregon Convention Center Hotel Project, 5.00%, 6/15/42	$7,500,000	$9,088,200
Oregon Convention Center Hotel Project, 5.00%, 6/15/47	10,950,000	13,185,114
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO,
Deferred Interest, Series A, zero cpn., 6/15/39	9,500,000	5,133,420
Series B, 5.00%, 6/15/37	7,885,000	9,745,308
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,532,482
Series B, zero cpn., 6/15/25	1,325,000	1,217,039
Series B, zero cpn., 6/15/26	2,585,000	2,329,214
Series B, zero cpn., 6/15/27	2,655,000	2,328,249
Series B, zero cpn., 6/15/28	2,495,000	2,133,375
Series B, zero cpn., 6/15/29	2,595,000	2,154,525
Series B, zero cpn., 6/15/30	1,885,000	1,517,086
Series B, zero cpn., 6/15/31	2,030,000	1,578,731
Series B, zero cpn., 6/15/32	2,000,000	1,508,480
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,516,835
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	4,007,414
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	2,000,000	2,132,060
Series A, 5.00%, 6/30/36	1,500,000	1,598,205
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	6,782,146
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,156
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	4,500,000	4,298,895
Series A, 5.00%, 7/01/42	10,000,000	12,184,500
Oregon State Department of Administrative Services COP,
Series C, 5.00%, 11/01/34	4,435,000	4,460,546
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,586,818
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	6,573,256
Series A, 5.00%, 4/01/32	5,000,000	5,618,000
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	1,675,000	1,718,198
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,783,643
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,224,040
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	8,000,000	9,450,560
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,526,340
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	32,625,900
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,068,400
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,072,134
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,874,312
PeaceHealth, Series A, Pre-Refunded, 5.00%, 11/01/39	32,790,000	32,988,052
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,602,560
Reed College Project, Series A, Pre-Refunded, 5.00%, 7/01/29	1,500,000	1,549,020

118	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Reed College Project, Series A, Pre-Refunded, 4.75%, 7/01/32	$2,000,000	$2,061,280
Reed College Project, Series A, Pre-Refunded, 5.125%, 7/01/41	10,000,000	10,337,100
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,473,494
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	9,059,622
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46	3,500,000	4,042,640
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%, 7/01/44	8,910,000	9,648,906
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	1,950,000	2,335,144
Oregon State GO,
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42	15,000,000	18,529,350
Article XI-Q State Projects, Series A, 5.00%, 5/01/42	10,000,000	12,288,100
Article XI-Q State Projects, Series A, 5.00%, 5/01/44	5,000,000	6,360,700
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,053,751
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,906,363
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,356,335
Higher Education, Article XI-G Projects, Series G, 5.00%, 8/01/44	25,370,000	32,426,412
Higher Education, Article XI-G University Projects, Refunding, Series L, 5.00%, 8/01/42	3,270,000	4,039,398
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,022,876
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,090,700
Oregon State Housing and Community Services Department Mortgage Revenue,
[a]SFM Program, Refunding, Series B, 2.90%, 7/01/43	30,000,000	30,130,200
[a]SFM Program, Series A, 2.90%, 7/01/43	13,905,000	13,971,883
SFM Program, Series C, 4.75%, 7/01/42	505,000	508,752
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,556,750
Philomath School District No. 17J GO, Benton and Polk Counties, Series B, zero cpn., 6/15/31	1,000,000	781,340
Port of Portland International Airport Revenue,
Series Twenty-Five A, 5.00%, 7/01/49	7,825,000	9,877,889
Series Twenty-Five B, 5.00%, 7/01/44	16,250,000	20,193,875
Series Twenty-Four A, 5.00%, 7/01/47.	4,700,000	5,692,311
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	11,124,526
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	979,570
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,364,653
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	8,884,445
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,327,762
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,143,220
Series C, 5.00%, 6/15/28	1,000,000	1,095,620
Series C, 5.00%, 6/15/30	1,000,000	1,093,330
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	25,731,683
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,063,080
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,061,260
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,060,710
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,571,350

franklintempleton.com	Semiannual Report	119

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation, (continued)
Lents Town Center, Series B, 5.00%, 6/15/28	$1,175,000	$1,208,253
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,025,660
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,850,382
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,370,275
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	4,857,253
Redmond School District No. 2J GO, Deschutes and Jefferson Counties, Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,245
Salem Hospital Facility Authority Revenue,
Capital Manor Project, 5.00%, 5/15/33	555,000	660,533
Capital Manor Project, 5.00%, 5/15/38	500,000	588,610
Capital Manor Project, 5.00%, 5/15/43	1,000,000	1,169,210
Capital Manor Project, 5.00%, 5/15/48	1,700,000	1,978,511
Capital Manor Project, 5.00%, 5/15/53	3,250,000	3,769,285
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	40,500,000	47,195,460
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	6,914,410
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35	2,000,000	2,493,340
Clatsop County, Series B, 5.00%, 6/15/36	2,500,000	3,108,925
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,496,435
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
Series A, 5.00%, 6/15/37	2,520,000	3,164,288
Series B, 5.00%, 6/15/36	2,850,000	3,592,624
Tri-County Metropolitan Transportation District Revenue,
Capital Grant Receipt, Series A, 5.00%, 10/01/32	6,865,000	8,628,550
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	7,149,420
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	18,650,000	22,658,444
Payroll Tax, senior lien, Series A, 4.00%, 9/01/48	7,850,000	8,813,430
Payroll Tax, senior lien, Series A, 5.00%, 9/01/48	18,505,000	22,709,891
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	12,286,780
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,781,005
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45	20,000,000	23,279,400
Series A, 5.00%, 4/01/46	11,690,000	13,914,022
Warm Springs Reservation Confederated Tribes Hydroelectric Revenue,
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%, 11/01/34	200,000	241,546
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%, 11/01/36	750,000	897,458
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%, 11/01/39	700,000	830,550
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%, 11/01/33	250,000	303,935

120	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36	$9,400,000	$11,728,474
Tigard-Tualatin, 5.00%, 6/15/37	6,000,000	7,464,900
Tigard-Tualatin, Series A, 5.00%, 6/15/39	5,000,000	6,433,050
Tigard-Tualatin, Series A, 5.00%, 6/15/40	16,410,000	21,058,461
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/38	2,350,000	1,231,071
Series A, zero cpn., 6/15/39	3,275,000	1,637,991
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/33	8,000,000	9,334,800
Series B, 5.00%, 6/15/34	11,000,000	12,784,640
Series D, 5.00%, 6/15/36	10,000,000	12,452,200
Series D, 15/35, 5.00%, 6/15/35	10,000,000	12,483,200
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	2,102,806
Series B, zero cpn., 6/15/30	2,490,000	1,993,345
Series B, zero cpn., 6/15/31	3,140,000	2,424,959
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,504,544
Marion County, 5.00%, 6/15/34	3,200,000	3,819,328
Marion County, 5.00%, 6/15/35	2,075,000	2,471,408
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47	1,600,000	1,912,656

		1,216,740,823

U.S. Territories 1.4%
Guam 0.3%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24	840,000	849,375
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,250,000	3,286,270

		4,135,645

Puerto Rico 1.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	6,000,000	6,102,600
[b]Puerto Rico Electric Power Authority Power Revenue, Series WW-RSA-1, 5.25%, 7/01/33	9,690,000	7,776,225

		13,878,825

Total U.S. Territories		18,014,470

Total Municipal Bonds before Short Term Investments (Cost $1,150,333,872)		1,234,755,293

franklintempleton.com	Semiannual Report	121

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $26,015,000) 2.1%

Municipal Bonds 2.1%
Oregon 2.1%
[c]Oregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National Association, Daily VRDN and Put, 1.39%, 8/01/34	$26,015,000	$26,015,000

Total Investments (Cost $1,176,348,872) 100.6%		1,260,770,293

Other Assets, less Liabilities (0.6)%		(7,742,223)

Net Assets 100.0%		$1,253,028,070

See Abbreviations on page 160.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

122	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.73	$ 9.74

Income from investment operations[b]:

Net investment income[c]	0.15	0.16

Net realized and unrealized gains (losses)	0.32	(0.01)

Total from investment operations	0.47	0.15

Less distributions from:

Net investment income	(0.16)	(0.16)

Net asset value, end of period	$10.04	$ 9.73

Total return[d]	4.89%	1.59%

Ratios to average net assets[e]

Expenses[f]	0.82%	0.83%

Net investment income	3.11%	3.40%

Supplemental data

Net assets, end of period (000’s)	$73,365	$52,673

Portfolio turnover rate	7.69%	6.40%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	123

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.73		$ 9.78	$10.12	$10.33	$10.51	$10.17

Income from investment operations[b]:

Net investment income[c]	0.16		0.34	0.35	0.39	0.40	0.43

Net realized and unrealized gains (losses)	0.32		(0.04)	(0.32)	(0.22)	(0.18)	0.34

Total from investment operations	0.48		0.30	0.03	0.17	0.22	0.77

Less distributions from:

Net investment income	(0.17)		(0.35)	(0.37)	(0.38)	(0.40)	(0.43)

Net asset value, end of period	$10.04		$ 9.73	$ 9.78	$10.12	$10.33	$10.51

Total return[d]	4.97%		3.17%	0.31%	1.62%	2.15%	7.72%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.68% [f]	0.66%	0.64%	0.64%	0.64%

Net investment income	3.26%		3.55%	3.49%	3.73%	3.92%	4.15%

Supplemental data

Net assets, end of period (000’s)	$793,256		$784,367	$860,737	$942,320	$965,479	$1,001,684

Portfolio turnover rate	7.69%		6.40%	13.33%	10.88%	4.73%	6.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

124	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86		$ 9.91	$10.24	$10.45	$10.63	$10.28

Income from investment operations[b]:

Net investment income[c]	0.14		0.30	0.30	0.33	0.35	0.38

Net realized and unrealized gains (losses)	0.32		(0.05)	(0.31)	(0.22)	(0.19)	0.34

Total from investment operations	0.46		0.25	(0.01)	0.11	0.16	0.72

Less distributions from:

Net investment income	(0.14)		(0.30)	(0.32)	(0.32)	(0.34)	(0.37)

Net asset value, end of period	$10.18		$ 9.86	$ 9.91	$10.24	$10.45	$10.63

Total return[d]	4.73%		2.56%	(0.15)%	1.04%	1.56%	7.15%

Ratios to average net assets[e]

Expenses	1.22%	[f]	1.23% [f]	1.21%	1.19%	1.19%	1.19%

Net investment income	2.71%		3.00%	2.94%	3.18%	3.37%	3.60%

Supplemental data

Net assets, end of period (000’s)	$165,445		$173,240	$245,520	$283,260	$282,541	$279,987

Portfolio turnover rate	7.69%		6.40%	13.33%	10.88%	4.73%	6.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	125

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.75		$ 9.80	$10.06

Income from investment operations[b]:

Net investment income[c]	0.17		0.36	0.21

Net realized and unrealized gains (losses)	0.32		(0.04)	(0.25)

Total from investment operations	0.49		0.32	(0.04)

Less distributions from:

Net investment income	(0.18)		(0.37)	(0.22)

Net asset value, end of period	$10.06		$ 9.75	$ 9.80

Total return[d]	5.03%		3.30%	(0.43)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.57%	0.57%

Expenses net of waiver and payments by affiliates	0.53%	[f]	0.54% [f]	0.52%

Net investment income	3.40%		3.69%	3.63%

Supplemental data

Net assets, end of period (000’s)	$2,681		$2,282	$2,085

Portfolio turnover rate	7.69%		6.40%	13.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

126	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)		Year Ended February 28,
			2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.75		$ 9.80	$10.13	$10.34	$10.52	$10.18

Income from investment operations[b]:

Net investment income[c]	0.17		0.36	0.36	0.40	0.41	0.44

Net realized and unrealized gains (losses)	0.31		(0.05)	(0.31)	(0.22)	(0.18)	0.34

Total from investment operations	0.48		0.31	0.05	0.18	0.23	0.78

Less distributions from:

Net investment income	(0.17)		(0.36)	(0.38)	(0.39)	(0.41)	(0.44)

Net asset value, end of period	$10.06		$ 9.75	$ 9.80	$10.13	$10.34	$10.52

Total return[d]	5.01%		3.27%	0.51%	1.72%	2.25%	7.82%

Ratios to average net assets[e]

Expenses	0.57%	[f]	0.58% [f]	0.56%	0.54%	0.54%	0.54%

Net investment income	3.36%		3.65%	3.59%	3.83%	4.02%	4.25%

Supplemental data

Net assets, end of period (000’s)	$91,559		$81,595	$79,153	$85,753	$52,807	$49,301

Portfolio turnover rate	7.69%		6.40%	13.33%	10.88%	4.73%	6.04%
aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	127

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Pennsylvania Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 95.0%
Pennsylvania 93.1%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42	$12,000,000	$13,486,801
Allegheny County GO,
Series C-65, 5.375%, 5/01/31	2,160,000	2,298,823
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,040,873
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,194,310
Robert Morris University, 5.00%, 10/15/37	1,000,000	1,154,180
Robert Morris University, 5.00%, 10/15/47	1,625,000	1,848,275
Robert Morris University, Refunding, 5.00%, 10/15/34	2,555,000	2,928,209
Robert Morris University, Refunding, 5.00%, 10/15/38	2,080,000	2,360,301
Allegheny County Sanitary Authority Sewer Revenue,
Allegheny County, 5.00%, 6/01/43	7,000,000	8,609,860
Allegheny County, AGMC Insured, 5.00%, 6/01/40	5,000,000	5,223,700
Berks County IDA Health System Revenue, Tower Health Project, 5.00%, 11/01/47	5,000,000	5,875,250
Berks County IDA Healthcare Facilities Revenue,
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/38	1,030,000	1,179,247
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/48	1,000,000	1,127,390
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/42	1,000,000	1,152,830
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/47	600,000	687,378
The Highlands at Wyomissing, Series C, 5.00%, 5/15/37	1,245,000	1,412,926
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series A, 5.00%, 11/01/44	10,000,000	10,738,800
Bethlehem Area School District GO, Northampton and Lehigh Counties, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	6,705,132
Bethlehem GO, Lehigh and Northampton Counties, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,975,000	5,372,701
[a]Bucks County IDA Hospital Revenue, St. Lukes University Health Network Project, 4.00%, 8/15/44	1,500,000	1,650,690
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,365,900
Bucks County Water and Sewer Authority Sewer System Revenue, Series A, AGMC Insured, Pre- Refunded, 5.00%, 12/01/35	2,500,000	2,622,725
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	10,000,000	10,882,000
Butler County Hospital Authority Hospital Revenue, Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,861,600
Cambria County General Financing Authority Revenue, AICUP Financing Program, St. Francis University Project, Refunding, Series PP3, 5.00%, 11/01/29	1,000,000	1,140,390
Centennial School District GO, Bucks County, Series A, 5.00%, 12/15/37	5,855,000	6,128,077
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,216,450
Centre County Hospital Authority Revenue,
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/42	1,215,000	1,462,581
Mount Nittany Medical Center Project, Refunding, Series A, 4.00%, 11/15/47	1,840,000	2,014,101
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/35	500,000	546,675
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/45	1,500,000	1,622,880
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	10,000,000	11,695,900
Series B, 5.00%, 6/01/32	5,000,000	5,128,550

128	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, Series HH1, Pre-Refunded, 5.00%, 11/01/39	$1,200,000	$1,207,344
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,930,110
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%, 5/01/37	2,500,000	2,726,200
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	16,819,895
Delaware County Authority Revenue,
Elwyn Project, Refunding, 5.00%, 6/01/27	3,040,000	3,454,170
Elwyn Project, Refunding, 5.00%, 6/01/32	1,620,000	1,822,694
Elwyn Project, Refunding, 5.00%, 6/01/37	1,750,000	1,971,498
Haverford College, Pre-Refunded, 5.00%, 11/15/40	2,375,000	2,438,104
Haverford College, Refunding, 5.00%, 11/15/40	625,000	639,219
Villanova University, 4.00%, 8/01/45	2,120,000	2,315,167
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25	1,250,000	1,302,113
Neumann University, 5.25%, 10/01/31	1,250,000	1,291,038
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36	2,005,000	2,248,988
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,403,575
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,482,895
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/47	3,750,000	4,144,050
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,143,439
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,258,801
Erie Water Authority Water Revenue, Erie County, Refunding, 5.00%, 12/01/43	6,000,000	7,134,060
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41	2,210,000	2,381,209
Franklin County IDAR, The Chambersburg Hospital Project, Pre-Refunded, 5.375%, 7/01/42	10,000,000	10,349,100
Geisinger Authority Revenue, Geisinger Health System, Montour County, Refunding, Series A-1, 5.00%, 2/15/45	19,055,000	22,621,905
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania Project, Series II, Pre-Refunded, 5.75%, 11/01/41	9,500,000	10,222,190
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	11,955,000	13,469,340
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30	3,025,000	3,132,176
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,735,000	2,828,810
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,075,000	5,269,169
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,765,000	4,947,309
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding, Series B, 5.00%, 8/15/46	4,165,000	4,931,485
Lancaster IDAR,
Willow Valley Communities Project, 5.00%, 12/01/44	1,850,000	2,165,388
Willow Valley Communities Project, 5.00%, 12/01/49	2,300,000	2,682,122

franklintempleton.com	Semiannual Report	129

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	$4,120,000	$4,414,662
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%, 12/01/43	5,240,000	5,922,720
Luzerne County IDA Water Facility Revenue, Pennsylvania-American Water Co. Water Facilities, Refunding, 5.50%, 12/01/39	10,000,000	10,107,500
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38	1,400,000	1,605,268
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43	1,495,000	1,711,431
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	5,835,000	5,880,046
McKeesport Municipal Authority Sewer Revenue, Pre-Refunded, 5.75%, 12/15/39	5,000,000	5,064,700
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded, 5.00%, 1/01/41	4,000,000	4,346,440
Montgomery County Higher Education and Health Authority Revenue,
Arcadia University, 5.625%, 4/01/40	5,750,000	5,857,870
Thomas Jefferson University, Refunding, 4.00%, 9/01/44	10,000,000	11,097,400
Thomas Jefferson University, Refunding, 4.00%, 9/01/49	3,000,000	3,309,870
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/43	3,000,000	3,651,450
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,275,360
Montgomery County IDAR,
Meadowood Senior Living Project, Refunding, Series A, 5.00%, 12/01/38	2,500,000	2,874,450
New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,191,603
Waverly Heights Ltd. Project, Refunding, 5.00%, 12/01/44	1,000,000	1,166,020
Waverly Heights Ltd. Project, Refunding, 5.00%, 12/01/49	1,000,000	1,161,700
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33	2,200,000	2,277,990
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/43	2,285,000	2,754,567
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	11,805,000
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/48	2,500,000	3,009,700
Northeastern Hospital and Education Authority Revenue,
King’s College Project, Refunding, 5.00%, 5/01/44	1,000,000	1,202,650
Wilkes University Project, Series A, 5.25%, 3/01/42	2,400,000	2,534,304
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Refunding, Series A, 4.00%, 11/15/42	5,000,000	5,540,050
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,686,700
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,073,250
Pennsylvania State HFA,
SFMR, 3.40%, 10/01/49	6,000,000	6,277,800
[a]SFMR, Series 130A, 3.00%, 10/01/46	5,000,000	5,004,900
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,937,088
AICUP Financing Program, St. Francis University Project, Series JJ2, Pre-Refunded, 6.25%, 11/01/41	3,840,000	4,264,090
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,479,766
[a]Bryn Mawr College, Refunding, 4.00%, 12/01/48	2,500,000	2,846,900
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	3,641,575
Foundation for Indiana University, Student Housing Project, Series B, Pre-Refunded, 5.00%, 7/01/41	1,250,000	1,386,688

130	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 5.00%, 10/01/35	$1,400,000	$1,565,984
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 6.25%, 10/01/43	7,000,000	7,743,610
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 5.00%, 10/01/44	2,000,000	2,237,120
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	15,511,950
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,113,900
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	17,307,205
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	7,465,000	8,601,397
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36	2,750,000	3,402,410
The Trustees of the University of Pennsylvania, Series A, 4.00%, 2/15/43	12,575,000	14,302,428
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46	14,000,000	17,038,000
The Trustees of the University of Pennsylvania, Series A, 5.00%, 2/15/48	5,000,000	6,187,000
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	26,473,000
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,451,750
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,630,723
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,306,092
University of Pennsylvania Health System, Series A, 4.00%, 8/15/42	5,000,000	5,577,150
University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	9,000,000	10,896,660
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	13,334,360
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%, 7/01/42	5,500,000	5,615,775
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,163,760
[a]Bryn Mawr College, Refunding, 4.00%, 12/01/44	1,000,000	1,143,650
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Senior, Refunding, Series A, 5.00%, 12/01/48	8,600,000	10,706,226
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund-Enhanced Turnpike, Special, Subordinate, Series A, Pre-Refunded, 5.50%, 12/01/41	5,000,000	5,273,050
Series C, 5.00%, 12/01/43	10,000,000	11,281,100
Subordinate, Series D, Pre-Refunded, 5.125%, 12/01/40	10,000,000	10,097,600
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,526,670
5.00%, 9/01/48	5,955,000	7,418,858
Series A, 5.00%, 9/01/40	10,490,000	12,407,467
Series A, 5.00%, 9/01/41	10,000,000	12,134,700
Series A, 5.00%, 9/01/42	15,750,000	19,450,147
Series A, 5.00%, 9/01/45	5,475,000	6,953,305
Series A, 5.00%, 9/01/46	5,780,000	7,327,595
Series A, 5.00%, 9/01/47	10,000,000	12,271,000
Series A, 5.00%, 9/01/49	6,720,000	8,483,933

franklintempleton.com	Semiannual Report	131

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Airport Revenue,
Refunding, Series B, 5.00%, 7/01/42	$10,000,000	$11,952,300
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,134,400
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,130,450
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,780,400
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,084,520
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,762,550
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47	11,150,000	13,142,839
Philadelphia Gas Works Revenue,
1998 General Ordinance, Ninth Series, 5.25%, 8/01/40	3,490,000	3,614,418
1998 General Ordinance, Ninth Series, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,313,179
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42	5,000,000	5,988,900
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47	6,000,000	7,141,380
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32	1,000,000	1,211,730
Twelfth, Series B, NATL Insured, ETM, 7.00%, 5/15/20	105,000	109,243
Philadelphia GO,
Series A, 5.25%, 7/15/33	5,000,000	5,366,000
Series B, 5.00%, 2/01/36	3,300,000	4,200,372
Series B, 5.00%, 2/01/37	1,700,000	2,156,807
Series B, 5.00%, 2/01/38	2,500,000	3,161,575
Series B, 5.00%, 2/01/39	2,500,000	3,153,175
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,295,200
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%, 12/01/21	5,000,000	5,016,200
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/40	10,000,000	11,429,700
Series A, 5.00%, 1/01/41	13,000,000	13,564,850
Series A, 5.00%, 10/01/42	10,000,000	12,177,400
Series A, 5.125%, 1/01/43	5,000,000	5,382,100
Series A, 5.00%, 10/01/43	5,000,000	6,200,350
Series A, 5.00%, 7/01/45	5,000,000	5,698,450
Series A, 5.00%, 10/01/47	5,000,000	6,050,050
Series B, 5.00%, 11/01/49	5,000,000	6,279,050
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	7,000,000	7,251,098
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	15,588,288
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series A, 5.00%, 8/15/40	5,000,000	5,728,850
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,628,720
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	10,340,700
State College Area School District GO,
Centre County, 5.00%, 5/15/37	1,075,000	1,352,737
Centre County, 5.00%, 3/15/40	16,400,000	19,182,588
Centre County, 5.00%, 5/15/44	3,500,000	4,342,905

132	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	$7,095,000	$8,524,430
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,597,240
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43	1,000,000	1,134,210
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University, Series A, 5.00%, 4/01/42	5,000,000	5,451,350
Washington County IDA College Revenue,
Washington and Jefferson College, Pre-Refunded, 5.25%, 11/01/30	7,525,000	7,733,743
Washington and Jefferson College Project, Pre-Refunded, 5.00%, 11/01/36	8,470,000	8,691,067
West Cornwall Township Municipal Authority Healthcare Facilities Revenue, Pleasant View Retirement Community Project, Refunding, 5.00%, 12/15/38	2,000,000	2,225,620

		1,049,037,285

U.S. Territories 1.9%
Puerto Rico 1.9%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series A-RSA-1, 5.00%, 7/01/42	5,000,000	4,000,000
Series TT-RSA-1, 5.00%, 7/01/32	5,100,000	4,080,000
Series XX-RSA-1, 5.25%, 7/01/40	16,020,000	12,856,050

		20,936,050

Total Municipal Bonds before Short Term Investments (Cost $1,010,688,653)		1,069,973,335

Short Term Investments 4.9%

Municipal Bonds 4.9%
Pennsylvania 4.9%
[c]Allegheny County Higher Education Building Authority University Revenue, Carnegie Mellon University, Refunding, Series A, SPA Bank of New York Mellon, Daily VRDN and Put, 1.46%, 12/01/37	2,000,000	2,000,000
[c]Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.30%, 12/01/28	2,770,000	2,770,000
[c]Geisinger Authority Revenue,
Geisinger Health System, Montour County, Refunding, Series A, SPA TD Bank National Association, Daily VRDN and Put, 1.37%, 5/15/35	21,100,000	21,100,000
Geisinger Health System, Montour County, Series A, SPA TD Bank National Association, Daily VRDN and Put, 1.37%, 10/01/43	9,300,000	9,300,000
[c]Pennsylvania State Higher Educational Facilities Authority Revenue, Drexel University Multi-Modal, Series B, LOC TD Bank National Association, Daily VRDN and Put, 1.40%, 5/01/30	12,565,000	12,565,000

franklintempleton.com	Semiannual Report	133

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
Pennsylvania (continued)
[c]Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.36%, 7/01/41	$7,900,000	$7,900,000

Total Short Term Investments (Cost $55,635,000)		55,635,000

Total Investments (Cost $1,066,323,653) 99.9%		1,125,608,335

Other Assets, less Liabilities 0.1%		698,486

Net Assets 100.0%		$1,126,306,821

See Abbreviations on page 160.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

134	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$897,463,984	$672,819,817	$206,738,401	$864,622,332

Value - Unaffiliated issuers	$972,616,209	$721,911,358	$219,035,301	$936,575,095
Cash	239,675	682,709	362,357	270,930
Receivables:
Capital shares sold	3,507,503	818,744	130,876	374,225
Interest	8,061,445	8,437,341	1,941,967	12,265,921
Other assets	446	336	112	459

Total assets	984,425,278	731,850,488	221,470,613	949,486,630

Liabilities:
Payables:
Investment securities purchased	3,016,516	5,247,040	—	4,289,950
Capital shares redeemed	1,756,786	1,210,168	161,225	1,119,640
Management fees	387,030	292,176	102,350	374,133
Distribution fees	119,382	89,853	30,606	115,954
Transfer agent fees	92,706	77,665	26,538	107,414
Trustees’ fees and expenses	350	270	141	426
Distributions to shareholders	273,467	101,495	99,300	252,035
Accrued expenses and other liabilities	46,411	61,451	29,941	75,528

Total liabilities	5,692,648	7,080,118	450,101	6,335,080

Net assets, at value	$978,732,630	$724,770,370	$221,020,512	$943,151,550

Net assets consist of:
Paid-in capital	$963,067,587	$720,323,754	$244,129,486	$940,949,973
Total distributable earnings (loss)	15,665,043	4,446,616	(23,108,974)	2,201,577

Net assets, at value	$978,732,630	$724,770,370	$221,020,512	$943,151,550

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	135

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Class A:
Net assets, at value	$86,827,466	$59,972,508	$17,632,983	$50,880,106

Shares outstanding	7,844,246	5,079,871	1,712,937	4,290,349

Net asset value per share[a]	$11.07	$11.81	$10.29	$11.86

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.50	$12.27	$10.69	$12.32

Class A1:
Net assets, at value	$683,914,608	$477,347,781	$157,655,926	$739,185,266

Shares outstanding	61,896,462	40,454,241	15,333,351	62,409,288

Net asset value per share[a]	$11.05	$11.80	$10.28	$11.84

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.48	$12.26	$10.68	$12.30

Class C:
Net assets, at value	$80,484,575	$67,771,670	$24,543,773	$78,968,659

Shares outstanding	7,159,403	5,672,846	2,367,226	6,559,949

Net asset value and maximum offering price per share[a]	$11.24	$11.95	$10.37	$12.04

Class R6:
Net assets, at value	$15,663,539	$11,513,802	$236,077	$3,589,690

Shares outstanding	1,413,080	974,962	22,960	301,809

Net asset value and maximum offering price per share	$11.08	$11.81	$10.28	$11.89

Advisor Class:
Net assets, at value	$111,842,442	$108,164,609	$20,951,753	$70,527,829

Shares outstanding	10,089,457	9,165,927	2,038,919	5,934,863

Net asset value and maximum offering price per share	$11.09	$11.80	$10.28	$11.88

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

136	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$940,690,235	$1,428,570,104	$1,176,348,872	$1,066,323,653

Value - Unaffiliated issuers	$1,005,490,125	$1,541,350,532	$1,260,770,293	$1,125,608,335
Cash	74,197	95,966	24,181,307	73,925
Receivables:
Capital shares sold	2,127,572	1,178,032	898,305	717,869
Interest	7,810,989	15,348,749	13,355,555	12,957,226
Other assets	472	738	578	552

Total assets	1,015,503,355	1,557,974,017	1,299,206,038	1,139,357,907

Liabilities:
Payables:
Investment securities purchased	7,094,463	14,448,975	43,905,000	10,510,255
Capital shares redeemed	2,305,550	2,921,215	1,226,788	1,406,377
Management fees	397,627	597,624	490,002	442,531
Distribution fees	144,677	223,532	167,076	173,414
Transfer agent fees	152,045	181,369	122,559	133,965
Trustees’ fees and expenses	522	759	537	580
Distributions to shareholders	172,737	281,543	173,816	269,081
Accrued expenses and other liabilities	78,221	108,338	92,190	114,883

Total liabilities	10,345,842	18,763,355	46,177,968	13,051,086

Net assets, at value	$1,005,157,513	$1,539,210,662	$1,253,028,070	$1,126,306,821

Net assets consist of:
Paid-in capital	$950,950,639	$1,460,988,801	$1,241,766,328	$1,155,681,714
Total distributable earnings (loss)	54,206,874	78,221,861	11,261,742	(29,374,893)

Net assets, at value	$1,005,157,513	$1,539,210,662	$1,253,028,070	$1,126,306,821

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	137

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Class A:
Net assets, at value	$62,672,552	$108,892,053	$110,391,169	$73,365,210

Shares outstanding	4,961,451	8,357,383	9,328,483	7,305,028

Net asset value per share[a]	$12.63	$13.03	$11.83	$10.04

Maximum offering price per share (net asset value per share ÷ 96.25%)	$13.12	$13.54	$12.29	$10.43

Class A1:
Net assets, at value	$603,732,896	$1,000,627,045	$871,401,127	$793,256,320

Shares outstanding	47,800,083	76,843,719	73,698,623	79,000,420

Net asset value per share[a]	$12.63	$13.02	$11.82	$10.04

Maximum offering price per share (net asset value per share ÷ 96.25%)	$13.12	$13.53	$12.28	$10.43

Class C:
Net assets, at value	$147,116,884	$211,422,208	$129,752,786	$165,445,240

Shares outstanding	11,514,535	16,012,281	10,799,968	16,258,130

Net asset value and maximum offering price per share[a]	$12.78	$13.20	$12.01	$10.18

Class R6:
Net assets, at value	$8,510,637	$8,456,570	$17,120,510	$2,680,838

Shares outstanding	672,697	648,544	1,446,828	266,567

Net asset value and maximum offering price per share	$12.65	$13.04	$11.83	$10.06

Advisor Class:
Net assets, at value	$183,124,544	$209,812,786	$124,362,478	$91,559,213

Shares outstanding	14,480,950	16,094,309	10,503,039	9,105,283

Net asset value and maximum offering price per share	$12.65	$13.04	$11.84	$10.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

138	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$17,030,329	$12,918,039	$4,281,401	$15,636,750

Expenses:
Management fees (Note 3a)	2,228,994	1,698,070	609,341	2,205,161
Distribution fees: (Note 3c)
Class A	81,885	60,134	19,847	52,783
Class A1	338,271	235,999	79,689	368,436
Class C	259,257	222,670	81,936	257,531
Transfer agent fees: (Note 3e)
Class A	19,789	15,933	5,701	15,268
Class A1	203,780	155,875	57,122	266,149
Class C	24,031	22,624	9,032	28,621
Class R6	2,677	2,183	102	763
Advisor Class	29,700	33,584	7,039	23,987
Custodian fees (Note 4)	3,789	2,987	914	3,892
Reports to shareholders	17,670	17,173	8,844	25,033
Registration and filing fees	21,515	13,712	10,993	27,864
Professional fees	22,464	37,588	22,483	24,899
Trustees’ fees and expenses	3,310	2,496	858	3,420
Other	28,831	22,400	9,104	34,232

Total expenses	3,285,963	2,543,428	923,005	3,338,039
Expense reductions (Note 4)	(2,385)	(1,789)	(607)	(2,457)
Expenses waived/paid by affiliates (Note 3f)	(581)	(750)	(69)	(263)

Net expenses	3,282,997	2,540,889	922,329	3,335,319

Net investment income	13,747,332	10,377,150	3,359,072	12,301,431

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	920,791	385,776	195,789	42,398

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	41,682,985	29,779,799	5,367,618	44,407,600

Net realized and unrealized gain (loss)	42,603,776	30,165,575	5,563,407	44,449,998

Net increase (decrease) in net assets resulting from operations	$56,351,108	$40,542,725	$8,922,479	$56,751,429

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	139

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2019 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$16,419,814	$26,723,126	$20,933,674	$21,945,285

Expenses:
Management fees (Note 3a)	2,321,003	3,510,922	2,830,761	2,629,685
Distribution fees: (Note 3c)
Class A	64,055	115,216	104,527	79,791
Class A1	300,045	499,325	429,236	398,035
Class C	480,278	695,877	418,872	553,460
Transfer agent fees: (Note 3e)
Class A	21,191	32,783	25,655	22,307
Class A1	247,367	354,525	262,453	277,660
Class C	60,914	76,005	39,405	59,389
Class R6	2,083	1,775	3,011	570
Advisor Class	70,406	69,882	35,673	30,243
Custodian fees (Note 4)	4,044	6,253	4,929	4,650
Reports to shareholders	28,301	36,681	26,907	30,388
Registration and filing fees	26,750	29,585	9,699	14,116
Professional fees	24,843	26,335	37,356	69,907
Trustees’ fees and expenses	3,649	5,601	4,368	4,196
Other	36,502	41,681	30,584	33,108

Total expenses	3,691,431	5,502,446	4,263,436	4,207,505
Expense reductions (Note 4)	(2,575)	(3,982)	(3,098)	(2,982)
Expenses waived/paid by affiliates (Note 3f)	(896)	(613)	(738)	(205)

Net expenses	3,687,960	5,497,851	4,259,600	4,204,318

Net investment income	12,731,854	21,225,275	16,674,074	17,740,967

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	219,080	446,686	926,990	2,302,393

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	42,276,426	63,156,403	48,603,100	33,145,144

Net realized and unrealized gain (loss)	42,495,506	63,603,089	49,530,090	35,447,537

Net increase (decrease) in net assets resulting from operations	$55,227,360	$84,828,364	$66,204,164	$53,188,504

140	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund

	Six Months Ended		Six Months Ended
	August 31, 2019	Year Ended	August 31, 2019	Year Ended
	(unaudited)	February 28, 2019	(unaudited)	February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$13,747,332	$29,070,360	$10,377,150	$22,053,998
Net realized gain (loss)	920,791	(3,016,468)	385,776	(650,247)
Net change in unrealized appreciation (depreciation)	41,682,985	2,034,735	29,779,799	(228,447)

Net increase (decrease) in net assets resulting from operations	56,351,108	28,088,627	40,542,725	21,175,304

Distributions to shareholders:
Class A	(959,756)	(329,120)	(730,964)	(292,633)
Class A1	(10,642,005)	(23,221,984)	(7,658,363)	(16,333,215)
Class C	(1,027,392)	(2,509,936)	(919,172)	(2,359,389)
Class R6	(226,501)	(424,153)	(159,395)	(275,326)
Advisor Class	(1,586,106)	(3,022,932)	(1,689,868)	(2,952,598)

Total distributions to shareholders	(14,441,760)	(29,508,125)	(11,157,762)	(22,213,161)

Capital share transactions: (Note 2)
Class A	39,297,978	44,062,262	22,765,352	34,737,451
Class A1	(7,576,514)	(74,841,448)	(5,362,371)	(57,418,201)
Class C	(301,560)	(27,394,481)	(4,141,059)	(30,354,829)
Class R6	2,466,739	1,770,118	2,711,898	727,826
Advisor Class	17,253,303	3,459,608	11,362,384	13,563,508

Total capital share transactions	51,139,946	(52,943,941)	27,336,204	(38,744,245)

Net increase (decrease) in net assets	93,049,294	(54,363,439)	56,721,167	(39,782,102)
Net assets:
Beginning of period	885,683,336	940,046,775	668,049,203	707,831,305

End of period	$978,732,630	$885,683,336	$724,770,370	$668,049,203

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	141

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,359,072	$ 7,196,011	$ 12,301,431	$ 27,445,588
Net realized gain (loss)	195,789	(574,865)	42,398	1,077,246
Net change in unrealized appreciation (depreciation)	5,367,618	(316,038)	44,407,600	3,321,573

Net increase (decrease) in net assets resulting from operations	8,922,479	6,305,108	56,751,429	31,844,407

Distributions to shareholders:
Class A	(262,536)	(130,696)	(580,060)	(313,581)
Class A1	(2,782,115)	(5,650,306)	(10,813,084)	(23,369,782)
Class C	(370,064)	(966,266)	(939,068)	(2,588,466)
Class R6	(3,967)	(6,772)	(50,902)	(89,516)
Advisor Class	(351,045)	(653,361)	(1,002,593)	(1,749,364)

Total distributions to shareholders	(3,769,727)	(7,407,401)	(13,385,707)	(28,110,709)

Capital share transactions: (Note 2)
Class A	3,490,314	13,582,140	15,129,935	33,005,165
Class A1	(6,213,700)	(26,635,624)	(22,914,221)	(73,128,521)
Class C	(2,121,183)	(18,752,227)	(4,782,732)	(44,426,861)
Class R6	83,936	(175,178)	390,471	516,884
Advisor Class	1,141,388	(1,429,416)	4,224,674	9,322,287

Total capital share transactions	(3,619,245)	(33,410,305)	(7,951,873)	(74,711,046)

Net increase (decrease) in net assets	1,533,507	(34,512,598)	35,413,849	(70,977,348)

Net assets:
Beginning of period	219,487,005	253,999,603	907,737,701	978,715,049

End of period	$221,020,512	$219,487,005	$943,151,550	$907,737,701

142	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 12,731,854	$ 28,182,336	$ 21,225,275	$ 44,485,312
Net realized gain (loss)	219,080	(814,919)	446,686	(1,187,498)
Net change in unrealized appreciation (depreciation)	42,276,426	1,702,695	63,156,403	3,580,616

Net increase (decrease) in net assets resulting from operations	55,227,360	29,070,112	84,828,364	46,878,430

Distributions to shareholders:
Class A	(658,696)	(319,694)	(1,300,751)	(650,097)
Class A1	(8,243,748)	(18,382,969)	(14,937,339)	(31,610,658)
Class C	(1,619,775)	(4,182,708)	(2,600,825)	(6,553,396)
Class R6	(114,011)	(245,683)	(120,543)	(234,944)
Advisor Class	(2,422,174)	(4,983,682)	(3,029,335)	(5,595,932)

Total distributions to shareholders	(13,058,404)	(28,114,736)	(21,988,793)	(44,645,027)

Capital share transactions: (Note 2)
Class A	21,313,672	38,372,541	29,888,487	73,713,773
Class A1	(11,004,914)	(69,061,621)	(26,498,279)	(106,068,594)
Class C	(7,524,207)	(55,265,299)	(12,531,845)	(92,221,547)
Class R6	990,672	(1,152,365)	1,191,913	(909,915)
Advisor Class	19,078,535	(3,595,292)	22,184,434	8,931,582

Total capital share transactions	22,853,758	(90,702,036)	14,234,710	(116,554,701)

Net increase (decrease) in net assets	65,022,714	(89,746,660)	77,074,281	(114,321,298)

Net assets:
Beginning of period	940,134,799	1,029,881,459	1,462,136,381	1,576,457,679

End of period	$1,005,157,513	$940,134,799	$1,539,210,662	$1,462,136,381

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	143

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 16,674,074	$ 36,971,494	$ 17,740,967	$ 39,014,936
Net realized gain (loss)	926,990	(462,604)	2,302,393	1,478,839
Net change in unrealized appreciation (depreciation)	48,603,100	(1,970,261)	33,145,144	(6,620,458)

Net increase (decrease) in net assets resulting from operations	66,204,164	34,538,629	53,188,504	33,873,317

Distributions to shareholders:
Class A	(1,176,518)	(440,694)	(1,031,940)	(552,264)
Class A1	(12,942,398)	(28,449,005)	(13,582,685)	(29,946,504)
Class C	(1,580,122)	(3,964,840)	(2,428,488)	(6,445,382)
Class R6	(235,897)	(440,643)	(42,963)	(76,068)
Advisor Class	(1,807,425)	(3,347,127)	(1,516,343)	(2,934,883)

Total distributions to shareholders	(17,742,360)	(36,642,309)	(18,602,419)	(39,955,101)

Capital share transactions: (Note 2)
Class A	44,777,604	61,443,188	18,703,002	52,225,940
Class A1	(6,089,507)	(87,922,657)	(15,683,740)	(71,773,715)
Class C	(3,562,394)	(46,252,427)	(13,056,534)	(70,730,726)
Class R6	3,194,512	114,776	322,876	209,240
Advisor Class	12,390,448	6,075,970	7,278,521	2,813,572

Total capital share transactions	50,710,663	(66,541,150)	(2,435,875)	(87,255,689)

Net increase (decrease) in net assets	99,172,467	(68,644,830)	32,150,210	(93,337,473)

Net assets:
Beginning of period	1,153,855,603	1,222,500,433	1,094,156,611	1,187,494,084

End of period	$1,253,028,070	$1,153,855,603	$1,126,306,821	$1,094,156,611

144	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.    Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.    Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.    Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

franklintempleton.com	Semiannual Report	145

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c.    Income Taxes (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.    Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

146	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	3,802,444	$41,086,301	2,190,174	$25,266,430
Shares issued in reinvestment of distributions	83,895	911,007	62,139	719,970
Shares redeemed	(249,338)	(2,699,330)	(278,336)	(3,221,048)

Net increase (decrease)	3,637,001	$39,297,978	1,973,977	$22,765,352

Year ended February 28, 2019[b]
Shares sold[a]	4,472,392	$46,844,249	3,602,303	$40,276,422
Shares issued in reinvestment of distributions	29,128	306,796	25,606	288,448
Shares redeemed	(294,275)	(3,088,783)	(522,015)	(5,827,419)

Net increase (decrease)	4,207,245	$44,062,262	3,105,894	$34,737,451

Class A1 Shares:

Six Months ended August 31, 2019
Shares sold	2,172,011	$23,405,160	938,971	$10,846,745
Shares issued in reinvestment of distributions	847,137	9,166,627	612,309	7,081,348
Shares redeemed	(3,720,220)	(40,148,301)	(2,017,644)	(23,290,464)

Net increase (decrease)	(701,072)	$(7,576,514)	(466,364)	$(5,362,371)

Year ended February 28, 2019
Shares sold	4,673,827	$49,282,451	3,266,829	$36,883,616
Shares issued in reinvestment of distributions	1,887,427	19,870,667	1,336,153	15,069,918
Shares redeemed	(13,690,538)	(143,994,566)	(9,709,486)	(109,371,735)

Net increase (decrease)	(7,129,284)	$(74,841,448)	(5,106,504)	$(57,418,201)

Class C Shares:

Six Months ended August 31, 2019
Shares sold	789,053	$8,658,038	510,673	$5,967,303
Shares issued in reinvestment of distributions	86,975	957,068	75,505	883,914
Shares redeemed[a]	(901,785)	(9,916,666)	(941,830)	(10,992,276)

Net increase (decrease)	(25,757)	$(301,560)	(355,652)	$(4,141,059)

Year ended February 28, 2019
Shares sold	899,371	$9,627,048	480,319	$5,482,383
Shares issued in reinvestment of distributions	219,034	2,346,035	199,188	2,274,740
Shares redeemed[a]	(3,698,158)	(39,367,564)	(3,359,173)	(38,111,952)

Net increase (decrease)	(2,579,753)	$(27,394,481)	(2,679,666)	$(30,354,829)

franklintempleton.com	Semiannual Report	147

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	322,133	$3,486,621	267,388	$3,104,759
Shares issued in reinvestment of distributions	20,772	225,527	13,570	157,201
Shares redeemed	(115,297)	(1,245,409)	(47,604)	(550,062)

Net increase (decrease)	227,608	$2,466,739	233,354	$2,711,898

Year ended February 28, 2019
Shares sold	505,972	$5,350,913	362,071	$4,082,157
Shares issued in reinvestment of distributions	40,175	424,147	24,039	271,249
Shares redeemed	(380,612)	(4,004,942)	(322,157)	(3,625,580)

Net increase (decrease)	165,535	$1,770,118	63,953	$727,826

Advisor Class Shares:

Six Months ended August 31, 2019
Shares sold	2,318,581	$25,187,288	1,879,970	$21,669,015
Shares issued in reinvestment of distributions	124,494	1,351,916	140,022	1,620,448
Shares redeemed	(859,396)	(9,285,901)	(1,032,831)	(11,927,079)

Net increase (decrease)	1,583,679	$17,253,303	987,161	$11,362,384

Year ended February 28, 2019
Shares sold	3,829,181	$40,445,495	4,014,901	$45,293,847
Shares issued in reinvestment of distributions	240,787	2,543,068	248,832	2,806,022
Shares redeemed	(3,746,746)	(39,528,955)	(3,068,980)	(34,536,361)

Net increase (decrease)	323,222	$3,459,608	1,194,753	$13,563,508

[a]May include a portion of Class C shares that were automatically converted to Class A. [b]For the period September 10, 2018 (effective date) to February 28, 2019.

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	499,475	$5,066,805	1,637,670	$18,955,474
Shares issued in reinvestment of distributions	24,320	247,455	45,989	534,040
Shares redeemed	(179,902)	(1,823,946)	(375,410)	(4,359,579)

Net increase (decrease)	343,893	$3,490,314	1,308,249	$15,129,935

Year ended February 28, 2019[b]
Shares sold[a]	1,469,597	$14,583,725	3,137,898	$34,745,452
Shares issued in reinvestment of distributions	12,561	125,691	26,019	292,010
Shares redeemed	(113,114)	(1,127,276)	(181,817)	(2,032,297)

Net increase (decrease)	1,369,044	$13,582,140	2,982,100	$33,005,165

148	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:

Six Months ended August 31, 2019
Shares sold	175,401	$1,783,463	572,969	$6,605,592
Shares issued in reinvestment of distributions	217,882	2,213,351	806,006	9,338,814
Shares redeemed	(1,006,824)	(10,210,514)	(3,365,206)	(38,858,627)

Net increase (decrease)	(613,541)	$(6,213,700)	(1,986,231)	$(22,914,221)

Year ended February 28, 2019
Shares sold	531,115	$5,333,216	2,769,668	$31,077,729
Shares issued in reinvestment of distributions	448,667	4,497,294	1,790,868	20,078,461
Shares redeemed	(3,643,781)	(36,466,134)	(11,096,040)	(124,284,711)

Net increase (decrease)	(2,663,999)	$(26,635,624)	(6,535,504)	$(73,128,521)

Class C Shares:

Six Months ended August 31, 2019
Shares sold	94,974	$973,703	557,738	$6,557,566
Shares issued in reinvestment of distributions	32,231	330,185	71,421	840,961
Shares redeemed[a]	(334,973)	(3,425,071)	(1,040,400)	(12,181,259)

Net increase (decrease)	(207,768)	$(2,121,183)	(411,241)	$(4,782,732)

Year ended February 28, 2019
Shares sold	143,338	$1,448,470	474,235	$5,393,713
Shares issued in reinvestment of distributions	84,763	856,959	207,285	2,361,278
Shares redeemed[a]	(2,098,797)	(21,057,656)	(4,620,726)	(52,181,852)

Net increase (decrease)	(1,870,696)	$(18,752,227)	(3,939,206)	$(44,426,861)

Class R6 Shares:

Six Months ended August 31, 2019
Shares sold	8,107	$81,613	42,536	$493,268
Shares issued in reinvestment of distributions	390	3,967	4,373	50,902
Shares redeemed	(162)	(1,644)	(13,144)	(153,699)

Net increase (decrease)	8,335	$83,936	33,765	$390,471

Year ended February 28, 2019
Shares sold	5,018	$50,330	128,314	$1,444,867
Shares issued in reinvestment of distributions	675	6,772	7,947	89,421
Shares redeemed	(23,189)	(232,280)	(90,502)	(1,017,404)

Net increase (decrease)	(17,496)	$(175,178)	45,759	$516,884

franklintempleton.com	Semiannual Report	149

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:

Six Months ended August 31, 2019
Shares sold	375,936	$3,813,658	832,080	$9,671,857
Shares issued in reinvestment of distributions	25,688	260,905	78,945	918,041
Shares redeemed	(290,712)	(2,933,175)	(549,499)	(6,365,224)

Net increase (decrease)	110,912	$1,141,388	361,526	$4,224,674

Year ended February 28, 2019
Shares sold	492,895	$4,935,038	2,616,170	$29,445,369
Shares issued in reinvestment of distributions	47,013	470,872	140,906	1,584,501
Shares redeemed	(681,706)	(6,835,326)	(1,932,151)	(21,707,583)

Net increase (decrease)	(141,798)	$(1,429,416)	824,925	$9,322,287

[a]May include a portion of Class C shares that were automatically converted to Class A. [b]For the period September 10, 2018 (effective date) to February 28, 2019.

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	1,957,215	$24,183,342	2,608,651	$33,267,253
Shares issued in reinvestment of distributions	50,895	631,534	97,789	1,251,835
Shares redeemed	(281,682)	(3,501,204)	(362,432)	(4,630,601)

Net increase (decrease)	1,726,428	$21,313,672	2,344,008	$29,888,487

Year ended February 28, 2019[b]
Shares sold[a]	3,471,174	$41,193,528	6,230,489	$76,399,134
Shares issued in reinvestment of distributions	25,165	302,349	50,280	624,333
Shares redeemed	(261,316)	(3,123,336)	(267,394)	(3,309,694)

Net increase (decrease)	3,235,023	$38,372,541	6,013,375	$73,713,773

Class A1 Shares:

Six Months ended August 31, 2019
Shares sold	1,514,042	$18,735,700	1,907,373	$24,317,693
Shares issued in reinvestment of distributions	585,212	7,250,961	1,061,753	13,571,041
Shares redeemed	(2,991,231)	(36,991,575)	(5,048,930)	(64,387,013)

Net increase (decrease)	(891,977)	$(11,004,914)	(2,079,804)	$(26,498,279)

Year ended February 28, 2019
Shares sold	4,257,294	$51,180,666	4,312,003	$53,510,875
Shares issued in reinvestment of distributions	1,361,470	16,351,081	2,321,383	28,795,138
Shares redeemed	(11,384,714)	(136,593,368)	(15,201,731)	(188,374,607)

Net increase (decrease)	(5,765,950)	$(69,061,621)	(8,568,345)	$(106,068,594)

150	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended August 31, 2019
Shares sold	765,922	$9,600,661	956,120	$12,368,086
Shares issued in reinvestment of distributions	123,634	1,549,410	189,390	2,454,108
Shares redeemed[a]	(1,494,929)	(18,674,278)	(2,116,677)	(27,354,039)

Net increase (decrease)	(605,373)	$(7,524,207)	(971,167)	$(12,531,845)

Year ended February 28, 2019
Shares sold	832,569	$10,099,531	1,324,282	$16,661,477
Shares issued in reinvestment of distributions	330,463	4,015,048	492,550	6,194,895
Shares redeemed[a]	(5,748,166)	(69,379,878)	(9,226,881)	(115,077,919)

Net increase (decrease)	(4,585,134)	$(55,265,299)	(7,410,049)	$(92,221,547)

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	123,582	$1,527,112	148,623	$1,896,294
Shares issued in reinvestment of distributions	8,810	109,413	9,090	116,442
Shares redeemed	(52,109)	(645,853)	(64,305)	(820,823)

Net increase (decrease)	80,283	$990,672	93,408	$1,191,913

Year ended February 28, 2019
Shares sold	235,655	$2,831,307	178,486	$2,214,776
Shares issued in reinvestment of distributions	18,564	223,299	18,163	225,608
Shares redeemed	(351,834)	(4,206,971)	(270,522)	(3,350,299)

Net increase (decrease)	(97,615)	$(1,152,365)	(73,873)	$(909,915)

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	2,634,114	$32,563,158	2,607,903	$33,272,413
Shares issued in reinvestment of distributions	190,021	2,358,453	217,952	2,789,599
Shares redeemed	(1,283,209)	(15,843,076)	(1,083,436)	(13,877,578)

Net increase (decrease)	1,540,926	$19,078,535	1,742,419	$22,184,434

Year ended February 28, 2019
Shares sold	6,456,943	$77,601,949	4,944,933	$61,429,440
Shares issued in reinvestment of distributions	403,743	4,855,002	411,754	5,113,342
Shares redeemed	(7,175,645)	(86,052,243)	(4,660,022)	(57,611,200)

Net increase (decrease)	(314,959)	$(3,595,292)	696,665	$8,931,582

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

franklintempleton.com	Semiannual Report	151

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	4,076,208	$47,242,923	2,513,517	$24,836,093
Shares issued in reinvestment of distributions	98,319	1,141,399	97,462	965,163
Shares redeemed	(311,503)	(3,606,718)	(716,613)	(7,098,254)

Net increase (decrease)	3,863,024	$44,777,604	1,894,366	$18,703,002

Year ended February 28, 2019[b]
Shares sold[a]	5,753,366	$64,683,035	5,891,427	$56,882,555
Shares issued in reinvestment of distributions	37,994	429,968	53,243	516,433
Shares redeemed	(325,901)	(3,669,815)	(534,008)	(5,173,048)

Net increase (decrease)	5,465,459	$61,443,188	5,410,662	$52,225,940

Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	2,585,524	$29,883,104	2,344,686	$23,142,052
Shares issued in reinvestment of distributions	1,028,401	11,913,412	1,226,421	12,137,291
Shares redeemed	(4,146,970)	(47,886,023)	(5,155,442)	(50,963,083)

Net increase (decrease)	(533,045)	$(6,089,507)	(1,584,335)	$(15,683,740)

Year ended February 28, 2019
Shares sold	6,416,083	$72,723,407	3,612,877	$35,176,931
Shares issued in reinvestment of distributions	2,309,492	26,124,703	2,755,522	26,821,492
Shares redeemed	(16,549,910)	(186,770,767)	(13,759,505)	(133,772,138)

Net increase (decrease)	(7,824,335)	$(87,922,657)	(7,391,106)	$(71,773,715)

Class C Shares:

Six Months ended August 31, 2019
Shares sold	1,118,024	$13,154,650	695,786	$6,968,834
Shares issued in reinvestment of distributions	130,335	1,533,774	220,985	2,216,262
Shares redeemed[a]	(1,552,782)	(18,250,818)	(2,222,407)	(22,241,630)

Net increase (decrease)	(304,423)	$(3,562,394)	(1,305,636)	$(13,056,534)

Year ended February 28, 2019
Shares sold	1,148,936	$13,197,361	996,605	$9,824,819
Shares issued in reinvestment of distributions	332,784	3,824,278	596,346	5,881,592
Shares redeemed[a]	(5,538,841)	(63,274,066)	(8,804,115)	(86,437,137)

Net increase (decrease)	(4,057,121)	$(46,252,427)	(7,211,164)	$(70,730,726)

152	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	332,354	$3,845,310	45,326	$449,998
Shares issued in reinvestment of distributions	20,038	232,440	4,050	40,154
Shares redeemed	(76,521)	(883,238)	(16,936)	(167,276)

Net increase (decrease)	275,871	$3,194,512	32,440	$322,876

Year ended February 28, 2019

Shares sold	372,489	$4,215,235	117,921	$1,147,509
Shares issued in reinvestment of distributions	38,301	433,533	7,394	72,060
Shares redeemed	(401,706)	(4,533,992)	(103,978)	(1,010,329)

Net increase (decrease)	9,084	$114,776	21,337	$209,240

Advisor Class Shares:

Six Months ended August 31, 2019
Shares sold	1,925,670	$22,264,950	1,818,100	$17,993,106
Shares issued in reinvestment of distributions	146,681	1,702,225	135,019	1,338,739
Shares redeemed	(1,000,178)	(11,576,727)	(1,218,994)	(12,053,324)

Net increase (decrease)	1,072,173	$12,390,448	734,125	$7,278,521

Year ended February 28, 2019
Shares sold	3,810,933	$43,123,387	2,850,152	$27,725,166
Shares issued in reinvestment of distributions	276,318	3,129,499	261,971	2,553,175
Shares redeemed	(3,555,074)	(40,176,916)	(2,820,400)	(27,464,769)

Net increase (decrease)	532,177	$6,075,970	291,723	$2,813,572

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com	Semiannual Report	153

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

0.477%	0.486%	0.552%	0.476%

Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

0.475%	0.466%	0.471%	0.470%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

154	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$16,299	$15,384	$2,388	$11,228
CDSC retained	$10,421	$ 1,520	$ 350	$10,989

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$15,403	$25,139	$28,161	$17,631
CDSC retained	$ 1,807	$6,316	$ 440	$ 4,549

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Transfer agent fees	$132,736	$104,086	$40,366	$168,281

franklintempleton.com	Semiannual Report	155

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees (continued)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Transfer agent fees	$157,250	$228,935	$168,871	$191,760

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2020.

g.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2019, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Purchases	$18,050,000	$19,900,000	$300,000	$9,040,000
Sales	$13,000,000	$38,900,000	$100,000	$4,600,000

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Purchases	$17,875,000	$15,385,000	$36,885,000	$41,735,000
Sales	$ 4,700,000	$13,600,000	$95,150,000	$27,720,000

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended August 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

156	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 28, 2019, the capital loss carryforwards were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$14,227,053	$15,324,045	$ 7,217,969	$12,135,309
Long term	44,346,780	28,946,327	27,491,318	57,065,454

Total capital loss carryforwards	$58,573,833	$44,270,372	$34,709,287	$69,200,763

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 8,015,698	$18,712,526	$19,424,372	$12,586,107
Long term	2,768,110	16,422,766	54,701,247	74,773,536

Total capital loss carryforwards	$10,783,808	$35,135,292	$74,125,619	$87,359,643

At August 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Cost of investments	$899,536,368	$674,085,241	$207,682,434	$865,427,852

Unrealized appreciation	$ 75,174,556	$ 51,144,041	$ 12,297,163	$ 71,957,159
Unrealized depreciation	(2,094,715)	(3,317,924)	(944,296)	(809,916)
Net unrealized appreciation (depreciation)	$ 73,079,841	$ 47,826,117	$ 11,352,867	$ 71,147,243

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Cost of investments	$940,809,102	$1,428,479,465	$1,176,826,894	$1,071,218,971

Unrealized appreciation	$ 65,039,546	$ 112,871,067	$ 86,614,829	$ 64,264,151
Unrealized depreciation	(358,523)	—	(2,671,430)	(9,874,787)

Net unrealized appreciation (depreciation)	$ 64,681,023	$ 112,871,067	$ 83,943,399	$ 54,389,364

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, workout costs and wash sales.

franklintempleton.com	Semiannual Report	157

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2019, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Purchases	$92,577,841	$67,737,247	$ 6,190,898	$18,999,250

Sales	$51,018,970	$39,525,000	$16,871,894	$ 5,000,000

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Purchases	$69,463,157	$42,885,646	$218,081,439	$ 82,865,701

Sales	$49,245,716	$33,721,557	$121,870,760	$126,947,429

7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2019, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Colorado Tax-Free Income Fund	$9,156,525	1.3%

Franklin Oregon Tax-Free Income Fund	7,776,225	0.6%

Franklin Pennsylvania Tax-Free Income Fund	20,936,050	1.9%

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

158	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2019, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At August 31, 2019, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statements of Investments.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Semiannual Report	159

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDR	Industrial Development Revenue

AMBAC	American Municipal Bond Assurance Corp.	ISD	Independent School District

BAM	Build America Mutual Assurance Co.	LOC	Letter of Credit

CDA	Community Development Authority/Agency	MAC	Municipal Assurance Corp.

COP	Certificate of Participation	MBS	Mortgage-Backed Security

CSD	Central School District	MF	Multi-Family

EDA	Economic Development Authority	MFHR	Multi-Family Housing Revenue

EDR	Economic Development Revenue	NATL	National Public Financial Guarantee Corp.

ETM	Escrow to Maturity	PCC	Pollution Control Corp.

FHA	Federal Housing Authority/Agency	PCR	Pollution Control Revenue

GNMA	Government National Mortgage Association	RDA	Redevelopment Agency/Authority

GO	General Obligation	SFM	Single Family Mortgage

HFA	Housing Finance Authority/Agency	SFMR	Single Family Mortgage Revenue

HFAR	Housing Finance Authority Revenue	SPA	Standby Purchase Agreement

ID	Improvement District	USD	Unified/Union School District

IDA	Industrial Development Authority/Agency	XLCA	XL Capital Assurance

IDAR	Industrial Development Authority Revenue

160	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	161

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Tax-Free Trust
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2019 Franklin Templeton Investments. All rights reserved.		TF3 S 10/19

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Company.	N/A

Item 13.  Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date October 31, 2019

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date October 31, 2019